                                                                    EXHIBIT 10.2

                      MASTER DEBT RESTRUCTURING AGREEMENT

                                 by and among


                           GENERAL ELECTRIC COMPANY,
                            a  New York corporation
                      acting through GE MEDICAL SYSTEMS,


                                      and


                     GENERAL ELECTRIC CAPITAL CORPORATION,
                            a New York corporation,


                                      and



                        INSIGHT HEALTH SERVICES CORP.,
                            a Delaware corporation,



                        AMERICAN HEALTH SERVICES CORP.,
                            a Delaware corporation,


                                      and


                              MAXUM HEALTH CORP.,
                            a Delaware corporation,
                        and Certain of Its Subsidiaries

                               TABLE OF CONTENTS
                               -----------------

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                                                                                    Page
                                                                                    ----
RECITALS...........................................................................    1

ARTICLE 1      GENERAL DEFINITIONS AND RULES OF CONSTRUCTION.......................    3

     1.1       "Affiliate".........................................................    3
     1.2       "AHS Amended and Restated Term Note"................................    3
     1.3       "AHS Chicago Loop Equipment"........................................    3
     1.4       "AHS Chicago Loop Obligations"......................................    3
     1.5       "AHS Collateral"....................................................    3
     1.6       "AHS Deferred Obligations"..........................................    3
     1.7       "AHS Financing Agreements"..........................................    4
     1.8       "AHS Guaranty"......................................................    4
     1.9       "AHS Litigation"....................................................    4
     1.10      "AHS Location Obligations"..........................................    4
     1.11      "AHS Prepayment Amount".............................................    4
     1.12      "AHS Shares"........................................................    4
     1.13      "AHS Warrant".......................................................    4
     1.14      "Amended AHS Agreement".............................................    4
     1.15      "Amended Maxum Agreement"...........................................    4
     1.16      "Amended Maxum Security Agreement"..................................    4
     1.17      "Automatic Drafting Agreement"......................................    4
     1.18      "Bankruptcy Code"...................................................    4
     1.19      "Business Day"......................................................    4
     1.20      "Closing Date"......................................................    4
     1.21      "Consolidated Depreciation Expense".................................    4
     1.22      "Consolidated Net Income"...........................................    5
     1.23      "Consolidated Net Revenues".........................................    5
     1.24      "Consolidated Tax Expense"..........................................    5
     1.25      "Collateral"........................................................    5
     1.26      "Credit Parties"....................................................    5
     1.27      "Default"...........................................................    5
     1.28      "Default Rate"......................................................    5
     1.29      "Disclosing Party"..................................................    5
     1.30      "Disposition".......................................................    5
     1.31      "Distribution"......................................................    5
     1.32      "Distribution Note".................................................    6
     1.33      "Event of Default"..................................................    6
     1.34      "Existing AHS Agreement"............................................    6
     1.35      "Existing Maxum Agreement"..........................................    6
     1.36      "Financing Statements"..............................................    6
     1.37      "Fraud and Abuse Laws"..............................................    6
     1.38      "GAAP"..............................................................    6
     1.39      "GE Parties"........................................................    6
     1.40      "GE Party's Accountant".............................................    6
     1.41      "Hazardous Materials"...............................................    6
     1.42      "Indebtedness"......................................................    7
     1.43      "InSight Excess Cash Flow"..........................................    7
     1.44      "InSight Master Addendum"...........................................    8
     1.45      "InSight Payment Obligations".......................................    8
     1.46      "InSight Preferred Shares"..........................................    8

     1.47      "InSight Subsidiary"................................................    8
     1.48      "Liabilities" or "Liability"........................................    8
     1.49      "Lien"..............................................................    8
     1.50      "Major Acquisition".................................................    9
     1.51      "Management Stock Option Plan"......................................    9
     1.52      "Maryland Gamma Knife Equipment"....................................    9
     1.53      "Maryland Gamma Knife Obligations"..................................    9
     1.54      "Material Adverse Effect"...........................................    9
     1.55      "Maxum".............................................................    9
     1.56      "Maxum Collateral"..................................................    9
     1.57      "Maxum Deferred Obligations"........................................    9
     1.58      "Maxum Early Return Obligations"....................................    9
     1.59      "Maxum Early Return Units"..........................................    9
     1.60      "Maxum Financing Agreements"........................................   10
     1.61      "Maxum Guaranty"....................................................   10
     1.62      "Maxum Litigation"..................................................   10
     1.63      "Maxum Security Agreement"..........................................   10
     1.64      "Maxum Shares"......................................................   10
     1.65      "Merger"............................................................   10
     1.66      "Merger Agreement"..................................................   10
     1.67      "MHC Warrant".......................................................   10
     1.68      "Original PCC Note".................................................   10
     1.69      "Original Term Note"................................................   10
     1.70      "PCC"...............................................................   10
     1.71      "PCC Agreement".....................................................   10
     1.72      "Person"............................................................   10
     1.73      "Philips Certificate"...............................................   10
     1.74      "Property"..........................................................   10
     1.75      "PS Acquisition Agreement"..........................................   10
     1.76      "Release and Settlement Agreement"..................................   11
     1.77      "Restructuring Documents"...........................................   11
     1.78      "Restructuring Termination Date"....................................   11
     1.79      "Seattle Gamma Knife Equipment".....................................   11
     1.80      "Seattle Gamma Knife Obligations"...................................   11
     1.81      "St. Benedicts Equipment"...........................................   11
     1.82      "Subject Party".....................................................   11
     1.83      "Termination Agreements"............................................   11
     1.84      "Term Note".........................................................   11
     1.85      "Third Accountant"..................................................   11
     1.86      "Total Balloon Payment Amount"......................................   11
     1.87      "UCC"...............................................................   12
     1.88      "Withholding Charges"...............................................   12
     1.89      Other Terms.........................................................   12
     1.90      Rules of Construction...............................................   12

ARTICLE 2      AMENDMENTS, WAIVERS, RELEASES AND CONSENTS
               RELATING TO AHS DEBT................................................   12

     2.1       Amendments to Existing AHS Agreement................................   12
     2.2       Waivers, Releases and Consents relating to AHS
               Debt................................................................   21
     2.3       Reference to and Effect on the Existing AHS
               Agreement and other Loan Documents..................................   24
     2.4       Amendment to PCC Agreement..........................................   24

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
ARTICLE 3      AMENDMENTS, WAIVERS, RELEASES AND CONSENT
               RELATING TO MAXUM DEBT..............................................   25

     3.1       Amendments to Existing Maxum Agreement..............................   25
     3.2       Amendments to Maxum Security Agreement..............................   30
     3.3       Waivers, Releases and Consents relating to
               Maxum Debt..........................................................   32
     3.4       Reference to and Effect on Existing Maxum
               Agreement, Maxum Security Agreement and
               Scheduled Documents.................................................   32

ARTICLE 4      OBLIGATIONS OF InSight..............................................   33

     4.1       AHS Prepayment Amount...............................................   33
     4.2       GE Parties' Right to Challenge......................................   33
     4.3       Payments............................................................   34

ARTICLE 5      CONDITIONS PRECEDENT; CLOSING.......................................   34

     5.1       Conditions Precedent to Obligations of GE
               Parties.............................................................   34

               (a)  Release and Settlement Agreement...............................   35
               (b)  Termination Agreements.........................................   35
               (c)  Term Note......................................................   35
               (d)  Guaranties.....................................................   35
               (e)  InSight Master Addendum........................................   35
               (f)  Philips Certificate and Consent................................   35
               (g)  Severance Payments.............................................   35
               (h)  Warranties True; Covenants Performed...........................   35
               (i)  Credit Parties' Consents, Approvals and
                    Authorizations.................................................   35
               (j)  Unfavorable Action or Proceeding...............................   36
               (k)  Opinions of Counsel............................................   36
               (l)  Litigation.....................................................   36
               (m)  Obligations....................................................   36
               (n)  Charter Documents; Good Standing
                    Certificates...................................................   36
               (o)  Default........................................................   36
               (p)  Officer's Certificate..........................................   36
               (q)  Certificate of Incumbency......................................   37

     5.2       Conditions Subsequent of Obligations of GE
               Parties.............................................................   37

               (a)  Merger Agreement...............................................   37
               (b)  InSight Preferred Shares.......................................   37

     5.3       Conditions Precedent to Obligations of
               Credit Parties......................................................   37

               (a)  UCC Amendments and Termination Statements......................   37
               (b)  AHS Warrants and MHC Warrants..................................   37

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
     5.4       Closing.............................................................   37

ARTICLE 6      REPRESENTATIONS AND WARRANTIES OF CREDIT
               PARTIES.............................................................   38

     6.1       Representations and Warranties of AHS...............................   38

               (a)  Authority; Binding Obligations.................................   38
               (b)  Compliance with Laws; No Conflict..............................   38
               (c)  Representations and Warranties in the..........................   38
                    Existing AHS Agreement.........................................   38

     6.2       Representations and Warranties of MHC and
               MHC First-Tier Subsidiaries.........................................   39

               (a)  Authority; Binding Obligations.................................   39
               (b)  Compliance with Laws; No Conflict..............................   39
               (c)  Representations and Warranties in the
                    Existing Maxum Agreement.......................................   39

     6.3       Representations and Warranties of InSight...........................   40

               (a)  Existence and Qualification; Power; Good
                    Standing.......................................................   40
               (b)  Authority; Binding Obligations.................................   40
               (c)  Compliance with Laws/No Conflict...............................   40
               (d)  Absence of Indebtedness........................................   40
               (e)  Absence of Defaults............................................   40
               (f)  Consents and Approvals.........................................   41
               (g)  Liabilities....................................................   41
               (h)  Burdensome Provisions; Disputes................................   41
               (i)  Joint Ventures.................................................   41
               (j)  Subsidiaries and Affiliates....................................   41
               (k)  Litigation or Claims...........................................   41
               (l)  Brokers........................................................   42
               (m)  Corporate Records..............................................   42
               (n)  No Untrue or Inaccurate Representations or
                    Warranties.....................................................   42

ARTICLE 7      COVENANTS AND CONTINUING AGREEMENTS.................................   42

     7.1       Affirmative Covenants of InSight....................................   42

               (a)  Payment of Indebtedness........................................   42
               (b)  Inspection Rights..............................................   43
               (c)  Compliance with Laws...........................................   43
               (d)  Compliance with Agreements.....................................   43
               (e)  Hazardous Materials Laws.......................................   43
               (f)  Payment of Taxes...............................................   44
               (g)  Preserve Accuracy of Representations and
                    Warranties.....................................................   44
               (h)  Maintenance of Existence.......................................   44
               (i)  Accounting Methods; Books and Records of
                    Account........................................................   44


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
               (j)  Further Assurances.............................................   45
               (k)  Insurance; Payment of Premiums.................................   45
               (l)  Litigation.....................................................   45

     7.2       Negative Covenants of InSight.......................................   46

               (a)  Change in the Nature or Conduct of Business....................   46
               (b)  Mergers and Acquisitions.......................................   46
               (c)  Distributions..................................................   46
               (d)  ERISA..........................................................   46
               (e)  Increase in Salaries and Payment of Bonuses....................   46
               (f)  Capital Expenditures...........................................   47
               (g)  Leases.........................................................   47
               (h)  Transactions with Affiliates...................................   47
               (i)  Adverse Agreements.............................................   47
               (j)  Guarantees.....................................................   47
               (k)  Liens; Negative Pledges; Sales and
                    Leasebacks.....................................................   47
               (l)  Indebtedness...................................................   48
               (m)  Corporate Name.................................................   48
               (n)  Disposition of Property........................................   48
               (o)  Capital Structure..............................................   48
               (p)  Joint Ventures and Partnerships................................   48
               (q)  Severance Payments.............................................   48

     7.3       Payment of Charges..................................................   48
     7.4       Contesting Charges..................................................   49
     7.5       Survival of Liabilities Upon Termination of
               Agreement...........................................................   49
     7.6       Requests for Consent of GE Parties..................................   49

ARTICLE 8      INFORMATION AND REPORTING REQUIREMENTS..............................   50

     8.1       Financial Statements................................................   50

               (a)  Audited Year-End Financial Statements..........................   50
               (b)  Quarterly Financial Statements.................................   50
               (c)  Officer's Certificate..........................................   50

     8.2       Public Documents....................................................   51
     8.3       Other Reports.......................................................   51
     8.4       Certain Notices.....................................................   51

ARTICLE 9      EVENTS OF DEFAULT; RIGHTS AND REMEDIES..............................   52

     9.1       Event of Default....................................................   52
     9.2       Default Rate of Interest; Late Fee..................................   54
     9.3       Remedies............................................................   55
     9.4       Notice of Disposition of Collateral.................................   56
     9.5       Right of Set-Off....................................................   56
     9.6       Appointment of GE Parties as Credit Parties'
               Lawful Attorneys....................................................   57
     9.7       GE Medical as GE Capital's Attorney-in-Fact.........................   57

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
ARTICLE 10     MISCELLANEOUS.......................................................   58

     10.1      Survival of Representations and Warranties of
               Credit Parties......................................................   58
     10.2      Modification of Agreement; Sale of Interest.........................   58
     10.3      Expenses............................................................   58
     10.4      Automatic Drafting..................................................   59
     10.5      Waivers by GE Parties; Cumulative Remedies..........................   60
     10.6      Waivers by Credit Parties...........................................   60
     10.7      Severability........................................................   61
     10.8      Parties.............................................................   61
     10.9      Conflict of Terms...................................................   61
     10.10     Governing Law; Consent to Jurisdiction and
               Venue...............................................................   61
     10.11     MUTUAL WAIVER OF JURY TRIAL.........................................   62
     10.12     Notice..............................................................   62
     10.13     Indemnification.....................................................   65
     10.14     Acquisition Loans to InSight........................................   66
     10.15     Section Titles and Table of Contents................................   66
     10.16     Counterparts........................................................   66
     10.17     Integration.........................................................   66
     10.18     Confidentiality and Publicity.......................................   67

                                   SCHEDULES
                                   ---------

  2.1(k)       Seven Locations of AHS
  2.1(u)       Accounts for Automatic Drafting Agreement
  2.2(b)(i)    AHS Location Obligations
  2.2(b)(ii)   St. Benedicts Equipment
  2.2(d)(i)    Maryland Gamma Knife Equipment
  2.2(d)(ii)   Seattle Gamma Knife Equipment
  2.2(f)       Amortization Schedules of
               Notes
               Re-Amortized
  3.1(e)       Minimum Lease Payment Leases
  3.1(g)       Insurance maintained by Maxum
  3.3(c)       Maxum Early Return Units and Obligations
  5.1(n)       List of Jurisdictions where each Credit Party is
               Qualified
  5.1(o)       Defaults as of Closing
  6.1(b)       Exceptions to Compliance with Laws by AHS
  6.1(c)       Exceptions to Representations and
               Warranties of AHS
  6.2(c)       Exceptions to Representations and
               Warranties of MHC and MHC First Tier
               Subsidiaries
  6.3(a)       Principal Place of Business, Chief Executive
               Office and Jurisdictions where Qualified for
               InSight
  6.3(f)       Consents and Approvals of InSight
  6.3(j)       Subsidiaries and Affiliates of InSight
  6.3(l)       Brokers
  7.1(k)       Insurance Maintained by InSight
  7.2(j)       Guaranty Obligations of InSight
  7.2(l)       Indebtedness of InSight

                                   EXHIBITS
                                   --------

     1.51        Form of Management Stock Option Plan
     1.83(i)     Form of AHS Termination Agreement
     1.83(ii)    Form of Maxum Termination Agreement
     2.1(c)      Form of Automatic Drafting Agreement
     2.1(l)      Form of AHS Amended and Restated Promissory Note
     5.1(a)      Form of Release and Settlement Agreement
     5.1(d)(i)   Form of AHS Guaranty
     5.1(d)(ii)  Form of Maxum Guaranty
     5.1(k)(i)   Form of AHS Counsel's Opinion
     5.1(k)(ii)  Form of Maxum Counsel's Opinion

                      MASTER DEBT RESTRUCTURING AGREEMENT
                      -----------------------------------


     THIS MASTER DEBT RESTRUCTURING AGREEMENT (this "Agreement") is entered into as of ______________, 1996 by and among General Electric Company, a New York corporation acting through GE Medical Systems ("GE Medical"), General Electric Capital Corporation, a New York corporation ("GE Capital"), and InSight Health Services Corp., a Delaware corporation ("InSight"), American Health Services Corp., a Delaware corporation ("AHS"), Maxum Health Corp., a Delaware corporation ("MHC"), and each of the undersigned subsidiaries of MHC (the "MHC First-Tier Subsidiaries").

                                R E C I T A L S
                                - - - - - - - -

     A. GE Capital is a financial institution which finances, among other things, equipment leases and purchases and GE Medical is a primary supplier of equipment and services to AHS, MHC and the MHC First-Tier Subsidiaries.

     B. GE Capital has entered into a Loan and Security Agreement dated as of June 1, 1993 with AHS (the "Existing AHS Agreement"), pursuant to which GE Capital extended to AHS a term loan in the principal amount of $15,188,229.68, evidenced by a Promissory Note dated June 1, 1993 (the "Original Term Note") made by AHS in favor of GE Capital, to finance (i) the buy out by AHS of certain equipment leases between GE Medical, as lessor, and AHS, as lessee, and (ii) the purchase by AHS of certain equipment from GE Medical. Also pursuant to the Existing AHS Agreement, AHS has issued in favor of GE Capital the Promissory Note dated June 1, 1993 in the principal amount of $1,810,851.78 to provide for the payment of, among other things, state sale taxes imposed as a result of the sale of certain equipment by GE Medical to AHS. The obligations of AHS under the Existing AHS Agreement are secured by the collateral described in the Existing AHS Agreement.

     C. GE Capital has also entered into the Asset Purchase Agreement dated as of December 31, 1992 with Philips Credit Corporation ("PCC") pursuant to which GE Capital purchased from PCC the Promissory Note dated March 9, 1989 (the "Original PCC Note") made by AHS in favor of PCC in the original principal amount of $14,280,000. The remaining obligations of AHS under the Original PCC Note were restructured effective as of May 1, 1994 by reducing the then outstanding principal amount of $9,582,205 to $8,000,000, evidenced by the Amended and Restated Promissory Note dated April 12, 1994 made by AHS in favor of GE Capital in the principal amount of $8,000,000. In addition, in connection with such refinancing, the Original Term Note (as such term is defined in Recital B above) was amended pursuant to the First Amendment to Promissory Note dated as of April 12, 1994 between AHS and GE Capital for the purpose of amending the amortization schedule thereto (the Original Term Note, as so amended, is referred herein as the "Term Note").

     D. GE Medical has entered into certain installment sales contracts, lease agreements, financing agreements, service agreements, promissory notes and installment notes with AHS (collectively, the "AHS Financing Agreements").

     E. GE Medical has entered into (i) an Agreement dated as of June 1, 1993 (the "Existing Maxum Agreement") and (ii) certain installment sales contracts, lease agreements, financing agreements, service agreements, promissory notes and installment notes (collectively, the "Maxum Financing Agreements"), in each case with MHC and the MHC First-Tier Subsidiaries. The obligations of MHC and the MHC First-Tier Subsidiaries under the Existing Maxum Agreement and the Maxum Financing Agreements are secured by the collateral described in the Maxum Security Agreement and the Maxum Financing Agreements.

     F. AHS, MHC, InSight and GE Medical have entered into the Preferred Stock Acquisition Agreement, dated as of February __, 1996 (the "PS Acquisition Agreement"), pursuant to which GE Medical acquired from (i) AHS an aggregate of 1,000,000 shares of Series C Preferred Stock, par value $0.03 per share, of AHS (the "AHS Shares") and (ii) MHC an aggregate of 15,000 shares of Series B Preferred Stock, par value $0.01 per share, of MHC (the "Maxum Shares"), in exchange for certain financial accommodations from GE Capital and GE Medical described herein.

     G. AHS, MHC and InSight have also entered into the Agreement and Plan of Merger, dated as of February __, 1996 (the "Merger Agreement"), contemplating the merger of two newly-formed wholly-owned subsidiaries of InSight with and into AHS and MHC (the "Merger"), respectively, after which AHS and MHC will be wholly-owned subsidiaries of InSight.

     H. InSight, AHS, MHC and the MHC First-Tier Subsidiaries have requested that GE Medical and GE Capital (i) make certain financial accommodations in exchange for the issuance of the AHS Shares and the Maxum Shares, including, without limitation, (A) amending and waiving certain provisions and covenants of the Existing AHS Agreement and the Existing Maxum Agreement, (B) releasing AHS of certain obligations under the Existing AHS Agreement and the AHS Financing Agreements and (C) releasing MHC and the MHC First-Tier Subsidiaries of certain obligations under the Maxum Financing Agreements and (ii) consent to the Merger. GE Medical and GE Capital are, on the terms and conditions stated below, agreeable to granting the requests of InSight, AHS, MHC and the MHC First-Tier Subsidiaries on the terms and conditions set forth herein.

     I. In accordance with the terms, conditions and provisions of the Merger Agreement, immediately after the consummation of the transactions contemplated by the PS Acquisition Agreement and this Agreement and as a condition subsequent to GE Medical's acquisition of the AHS Shares and the Maxum Shares, the Merger will occur and the AHS Shares and the Maxum Shares will be exchanged for an aggregate of 2,501,760 shares of Series A Convertible Preferred Stock of InSight (the "InSight Preferred Shares"), which shall constitute all of the issued and outstanding shares of preferred stock of InSight and 48 percent of all of the capital stock of InSight on a fully-diluted basis.

     NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions contained herein, and of any extension of credit or financial accommodation heretofore, hereby or hereafter made by GE Medical or GE Capital to or on behalf of InSight, AHS, MHC or any of the MHC First-Tier Subsidiaries, the parties hereto hereby agree as follows:


                                   ARTICLE 1
                 GENERAL DEFINITIONS AND RULES OF CONSTRUCTION
                 ---------------------------------------------

     Capitalized terms used but not defined in Sections 2.1, 2.2 and 2.3 hereof are used therein as defined in the Existing AHS Agreement and capitalized terms used but not defined in Sections 3.1, 3.2, 3.3 and 3.4 hereof are used therein as defined in the Existing Maxum Agreement. The following terms used in this Agreement have the following respective meanings:

     1.1   "Affiliate" shall mean as to any Person, (a) any other Person which,
            ---------
directly or indirectly, controls, is controlled by or is under common control with that Person and (b) any other Person in which, directly or indirectly, any Person described in (i) controls, is controlled by or is under common control.

     1.2   "AHS Amended and Restated Term Note" shall mean the Amended and
            ----------------------------------
Restated Promissory Note in the principal amount of $7,500,000 to be executed by AHS in favor of GE Capital on the Closing Date to evidence the Term Loan (as defined in the Amended AHS Agreement), in substantially the form attached hereto as Exhibit 2.1(l).

     1.3   "AHS Chicago Loop Equipment" shall mean a .5T Signa system located at
            --------------------------
Chicago Loop Center of AHS.

     1.4   "AHS Chicago Loop Obligations" shall have the meaning set forth in
            ----------------------------
Section 2.2(c) hereof.

     1.5   "AHS Collateral" shall mean the Collateral described in Section 4.1
            --------------
of the Amended AHS Agreement.

     1.6   "AHS Deferred Obligations" shall have the meaning set forth in
            ------------------------
Section 2.2(e) hereof.

     1.7   "AHS Financing Agreements" shall have the meaning set forth in the
            ------------------------
Recitals hereof.

     1.8   "AHS Guaranty" shall have the meaning set forth in Section 5.1(d)(i)
            ------------
hereof.

     1.9   "AHS Litigation" shall mean the civil action filed in the United
            --------------
States District Court of the District of Puerto Rico styled P.R.F., Inc. d/b/a
                                                            ------------------
San Juan Health Centre, Inc., et. al. v. Phillips Credit Corporation, American
- ------------------------------------------------------------------------------
Health Services Corporation, et. al., 92 Civ. 2266, and claims related thereto
- ------------------------------------
or asserted therein.

     1.10  "AHS Location Obligations" shall have the meaning set forth in
            ------------------------
Section 2.2(b)(i) hereof.

     1.11  "AHS Prepayment Amount" shall have the meaning set forth in Section
            ---------------------
4.1 hereof.

     1.12  "AHS Shares" shall have the meaning set forth in the Recitals hereof.
            ----------

     1.13  "AHS Warrant" shall mean, collectively, the Common Stock Purchase
            -----------
Warrants issued by AHS to GE Medical on July 9, 1993 and on April 12, 1994.

     1.14  "Amended AHS Agreement" shall mean the Existing AHS Agreement, as
            ---------------------
amended by this Agreement.

     1.15  "Amended Maxum Agreement" shall mean the Existing Maxum Agreement, as
            -----------------------
amended by this Agreement.

     1.16  "Amended Maxum Security Agreement" shall mean the Maxum Security
            --------------------------------
Agreement, as amended by this Agreement.

     1.17  "Automatic Drafting Agreement" shall mean the Authorization Agreement
            ----------------------------
for Pre-Arranged Payments (Debits) dated as of the Closing Date between GE Medical and InSight and AHS, in substantially the form of Exhibit 2.1(c) attached hereto."

     1.18  "Bankruptcy Code" shall mean Title 11 of the United States Code, as
            ---------------
from time to time amended, and the rules and regulations promulgated thereunder.

     1.19  "Business Day" shall mean any day except Saturday, Sunday or any day
            ------------
on which banks in New York, New York are required or authorized by law to be closed.

     1.20  "Closing Date" shall mean the date of this Agreement.
            ------------

     1.21  "Consolidated Depreciation Expense" shall mean, for any period, the
            ---------------------------------
depreciation expense of InSight and the InSight Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     1.22  "Consolidated Net Income" shall mean, for any period, the net income
            -----------------------
(or loss) of InSight and the InSight Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     1.23  "Consolidated Net Revenues" shall mean, for any period, the net
            -------------------------
revenues of InSight and the InSight Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     1.24  "Consolidated Tax Expense" shall mean, for any period, the income tax
            ------------------------
expense of InSight and the InSight Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     1.25  "Collateral" shall mean, collectively, the AHS Collateral and the
            ----------
Maxum Collateral.

     1.26  "Credit Parties" shall mean, collectively, InSight, AHS, MHC and the
            --------------
MHC First-Tier Subsidiaries.

     1.27  "Default" shall mean any event which, with the passage of time, the
            -------
giving of notice, or both, would become an Event of Default, unless cured or unless waived as specifically provided in this Agreement.

     1.28  "Default Rate" shall mean the lower of (a) the rate per annum equal
            ------------                                       --- -----
to the sum of the fluctuating interest rate, from time to time, for three-year treasury notes plus 8 percent or (b) the highest rate permitted by applicable law.

     1.29  "Disclosing Party" shall have the meaning set forth in Section
            ----------------
10.18(a) hereof.

     1.30  "Disposition" shall mean the sale, transfer or other disposition in
            -----------
any single transaction or series of related transactions of any asset or group of related assets, of any of the Credit Parties that has or have at the date of the Disposition an aggregate book value or fair market value (which shall be deemed to be equal to the sales price for such asset or assets upon a sale to a Person that is not an Affiliate of such Credit Party) of $100,000 or more, other than (a) the sale or other disposition of inventory in the ordinary course of business and (b) the sale or other disposition of equipment that is replaced not later than 90 days thereafter, by equipment performing substantially the same function. For purposes hereof (i) the phrase "series of related transactions" shall refer to transactions which, taken as a whole, are conceived and implemented on a strategically integrated basis and (ii) the phrase "related assets" shall refer to assets which are functionally related to one another.

     1.31  "Distribution" shall mean, with respect to any shares of capital
            ------------
stock or any warrant or right to acquire shares of capital stock or any other equity security issued by a Person (a) the retirement, redemption, purchase or other acquisition, directly or indirectly, for value by such Person of any such security, except to the extent that the consideration therefor consists of shares of capital stock, (b) the declaration or (without duplication) payment by such Person of any dividend in cash or in Property, directly or indirectly, on or with respect to any such security, (c) any investment by such Person in the holder of five percent or more of any such security if a purpose of such investment is to avoid characterization as a Distribution and (d) any other payment by such Person constituting a distribution under applicable laws with respect to such security.

     1.32  "Distribution Note" shall mean a promissory note made by InSight in
            -----------------
favor of GE Medical to evidence InSight's obligation to pay certain premiums to GE Medical for GE Medical's services to AHS and MHC upon the terms set forth in the InSight Master Addendum.

     1.33  "Event of Default" shall have the meaning set forth in Section 9.1
            ----------------
hereof.

     1.34  "Existing AHS Agreement" shall have the meaning set forth in the
            ----------------------
Recitals hereof.

     1.35  "Existing Maxum Agreement" shall have the meaning set forth in the
            ------------------------
Recitals hereof.

     1.36  "Financing Statements" shall mean the Form UCC-1 or other financing
            --------------------
statements to be filed in the appropriate offices for the perfection of a security interest in any of the Collateral.

     1.37  "Fraud and Abuse Laws" shall have the meaning set forth in Section
            --------------------
5.1(n) hereof.

     1.38  "GAAP" shall mean generally accepted accounting principles applied on
            ----
a consistent basis as in effect from time to time and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date of this Agreement.

     1.39  "GE Parties" shall mean, collectively, GE Capital and GE Medical.
            ----------

     1.40  "GE Party's Accountant" shall have the meaning set forth in Section
            ---------------------
4.2(a) hereof.

     1.41  "Hazardous Materials" shall mean any substance, material or waste
            -------------------
that is regulated because of its hazardous,
toxic or polluting nature by any city, county or other local or regional government authority, any State in which any of the Credit Parties does business, or the United States Government or any agency thereof having jurisdiction, including any material or substance that is (a) petroleum or petroleum distillates, including crude oil, natural gas, natural gas liquids, liquefied natural gas or synthetic gas, (b) asbestos, (c) designated as a "hazardous substance" pursuant to section 311 of the Clean Water Act, 33 U.S.C. 1251, et seq., 33 U.S.C. 1321, or listed pursuant to section 307 of the Clean
      -- ---
Water Act, 33 U.S.C. 1317, (d) defined as a "hazardous waste" pursuant to section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et
                                                                            --
seq., 42 U.S.C. 6903, (e) defined as a "hazardous substance" pursuant to section
- ---
101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601, et seq., 42 U.S.C. 9601, (f) determined to be a chemical
                     -- ---
substance or mixture that poses an unreasonable risk of injury to human health or the environment under the Toxic Substances Control Act, 15 U.S.C. 2601, et
                                                                           --
seq., (g) determined to be a "Hazardous Air Pollutant" under the Clean Air Act,
- ---
42 U.S.C. 7501, et seq. or (h) listed, defined or identified in the regulations
                -- ---
adopted pursuant to any of the laws enumerated in clauses (a) through (g) of this Section 1.41.

     1.42  "Indebtedness" shall mean, as applied to any Person, without
            ------------
duplication (a) all items, except items of capital stock or of surplus or of general contingency or deferred tax reserves that would, in accordance with GAAP, be required to be included as liabilities on a balance sheet of such Person on the date as of which Indebtedness is to be determined, (b) all obligations secured by (or regarding which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien to which any Property owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed and (c) all obligations of other Persons which such Person has guaranteed, including, without limitation, all obligations of such Person consisting of recourse liabilities with respect to accounts receivable sold or otherwise disposed of by such Person.

     1.43  "InSight Excess Cash Flow" shall mean, for any fiscal year of
            ------------------------
InSight, an amount equal to (a) the sum of the amounts for such fiscal year of
(i) Consolidated Net Income, (ii) Consolidated Depreciation Expense, (iii) non-cash interest expense incurred by InSight and the InSight Subsidiaries during such fiscal year, (iv) the excess of (A) Consolidated Tax Expense over (B) income taxes actually paid and (v) other non-cash items reducing Consolidated Net Income, all as determined on a consolidated basis for InSight and the InSight Subsidiaries in accordance with GAAP, minus (b) the sum of the amounts
                                              -----
for such fiscal year of (i) all principal payments made by InSight and the InSight Subsidiaries on Indebtedness and (ii) capital expenditures made by InSight and the InSight Subsidiaries that would be capitalized on the consolidated balance sheet of

InSight, all as determined on a consolidated basis for InSight and the InSight Subsidiaries in accordance with GAAP.

     1.44  "InSight Master Addendum" shall mean the Master Service Agreement
            -----------------------
Addendum, dated as of the Closing Date, among GE Medical, InSight, AHS and MHC, providing for, among other things, InSight's payment of premiums to GE Medical for GE Medical's services to AHS and MHC upon the terms set forth therein.

     1.45  "InSight Payment Obligations" shall have the meaning set forth in
            ---------------------------
Section 9.1(a) hereof.

     1.46  "InSight Preferred Shares" shall have the meaning set forth in the
            ------------------------
Recitals hereof.

     1.47  "InSight Subsidiary" shall mean each of AHS, MHC, the MHC First-Tier
            ------------------
Subsidiaries and any other corporation of which 50 percent or more of the outstanding shares of each class having voting power (other than shares having such power by reason of the happening of a contingency) is owned or controlled, directly or indirectly, by InSight.

     1.48  "Liabilities" or "Liability" shall mean, as applied to any Person,
            -----------      ---------
all loans, advances, indebtedness, liabilities, and obligations of such Person to the GE Parties of any and every kind and nature, whether now or hereafter owing, arising, due or payable by such Person, whether or not evidenced by any note, agreement or other instrument and whether primary, secondary, direct, contingent, fixed or otherwise, including, without limitation (a) obligations of performance, (b) principal, interest, loan fees, charges, expenses, attorneys' fees and other amounts chargeable to such Person and (c) future advances made to or for the benefit of such Person.

     1.49  "Lien" shall mean (a) any mortgage or deed of trust, pledge,
            ----
hypothecation, assignment, deposit arrangement, lien (including tax liens, judgment liens, liens of mechanics, suppliers, and other Persons for the provision of goods or services, and all other liens arising under statute, common law or judicial interpretation), charge, claim, security interest, capitalized lease obligation, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement or any financing lease having substantially the same economic effect as any of the foregoing),
(b) any arrangement, express or implied, under which any Property is transferred, sequestered or otherwise identified for the purpose of subjecting such Property to the payment of Indebtedness or performance of any other obligation in priority to the payment of general, unsecured creditors, (c) any Indebtedness which is unpaid more than 45 days after such Indebtedness shall have become due and payable and which if unpaid would by law (including but not limited to bankruptcy and insolvency laws) or otherwise, be given any priority whatsoever over general, unsecured creditors and (d) the filing of, or agreement to give, any Financing Statement perfecting a security interest under the UCC or comparable law of any jurisdiction.

     1.50  "Major Acquisition" shall mean any acquisition by InSight, directly
            -----------------
or indirectly, of all of the outstanding capital stock or substantially all of the assets of any Person, which Person had annual net revenues in excess of $20,000,000 for such Person's most recent fiscal year, as determined in accordance with GAAP.

     1.51  "Management Stock Option Plan" shall mean the Management Stock Option
            ----------------------------
Plan contemplated to be adopted by the Board of Directors of InSight, in substantially the form attached hereto as Exhibit 1.51, on or before the Closing Date.

     1.52  "Maryland Gamma Knife Equipment" shall have the meaning set forth in
            ------------------------------
Section 2.2(d)(i) hereof.

     1.53  "Maryland Gamma Knife Obligations" shall have the meaning set forth
            --------------------------------
in Section 2.2(d)(i) hereof.

     1.54  "Material Adverse Effect" shall mean, with respect to any Credit
            -----------------------
Party, any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Restructuring Document, (b) is or could reasonably be expected to be material and adverse to the business, condition (financial or otherwise), operations, performance, Property or prospects of such Credit Party, (c) materially impairs or could reasonably be expected to materially impair the ability of such Credit Party to satisfy the Liabilities or (d) materially impairs or could reasonably be expected to materially impair the ability of any GE Party to enforce its legal remedies under this Agreement or any Restructuring Document.

     1.55  "Maxum" shall mean, collectively, MHC and the MHC First-Tier
            -----
Subsidiaries.

     1.56  "Maxum Collateral" shall mean the Collateral described in Section 1
            ----------------
of the Amended Maxum Security Agreement.

     1.57  "Maxum Deferred Obligations" shall have the meaning set forth in
            --------------------------
Section 3.3(b) hereof.

     1.58  "Maxum Early Return Obligations" shall have the meaning set forth in
            ------------------------------
Section 3.3(c) hereof.

     1.59  "Maxum Early Return Units" shall have the meaning set forth in
            ------------------------
Section 3.3(c) hereof.

     1.60  "Maxum Financing Agreements" shall have the meaning set forth in the
            --------------------------
Recitals hereof.

     1.61  "Maxum Guaranty" shall have the meaning set forth in Section
            --------------
5.1(d)(ii) hereof.

     1.62  "Maxum Litigation" shall mean the civil action filed in the United
            ----------------
States District Court of the Southern District of New York styled In re Maxum
                                                                  -----------
Health Corp. Securities Litigation, 93 Civ. 3287, and claims related thereto or
- ----------------------------------
asserted therein.

     1.63  "Maxum Security Agreement" shall mean the Security Agreement dated as
            ------------------------
of June 1, 1993, and amended hereby, by and among MHC, the MHC First-Tier Subsidiaries and GE Medical.

     1.64  "Maxum Shares" shall have the meaning set forth in the Recitals
            ------------
hereof.

     1.65  "Merger" shall have the meaning set forth in the Recitals hereof.
            ------

     1.66  "Merger Agreement" has the meaning set forth in the Recitals hereof.
            ----------------

     1.67  "MHC Warrant" shall mean the Common Stock Purchase Warrant issued by
            -----------
MHC to GE Medical on February 8, 1994.

     1.68  "Original PCC Note" shall have the meaning set forth in the Recitals
            -----------------
hereof.

     1.69  "Original Term Note" shall have the meaning set forth in the Recitals
            ------------------
hereof.

     1.70  "PCC" shall have the meaning set forth in the Recitals hereof.
            ---

     1.71  "PCC Agreement" shall have the meaning set forth in Section 2.4(a)
            -------------
hereof.

     1.72  "Person" shall mean any individual, corporation, partnership, trust,
            ------
association or other entity or organization, including any government, political subdivision, agency or instrumentality thereof.

     1.73  "Philips Certificate" shall have the meaning set forth in Section
            -------------------
5.1(f) hereof.

     1.74  "Property" shall mean any interest in any kind of property or asset,
            --------
whether real, personal or mixed, or tangible or intangible.

     1.75  "PS Acquisition Agreement" shall have the meaning set forth in the
            ------------------------
Recitals hereof.

     1.76  "Release and Settlement Agreement" shall have the meaning set forth
            --------------------------------
in Section 5.1(a) hereof.

     1.77  "Restructuring Documents" shall mean, collectively, this Agreement,
            -----------------------
the Release and Settlement Agreement, the AHS Amended and Restated Term Note, the AHS Guaranty, the Maxum Guaranty, the Termination Agreements, the Philips Certificate, the Automatic Drafting Agreements, the Merger Agreement, the PS Acquisition Agreement, the Existing AHS Agreement and the other Loan Documents (as such term is defined in the Existing AHS Agreement), the Existing Maxum Agreement and the Scheduled Documents (as such term is defined in the Existing Maxum Agreement), the PCC Agreement, the Distribution Notes, the InSight Master Addendum, the AHS Financing Agreements, the Maxum Financing Agreements and all other agreements and notes of any type or nature heretofore or hereafter executed and delivered by any of the Credit Parties in favor of any of the GE Parties in any way relating to or in furtherance of this Agreement, in each case as originally executed or as may from time to time be supplemented, modified, amended, restated or extended.

     1.78  "Restructuring Termination Date" shall mean the date on which all
            ------------------------------
Liabilities under the Restructuring Documents have been completely and finally paid and discharged, whether by prepayment or otherwise.

     1.79  "Seattle Gamma Knife Equipment" shall have the meaning set forth in
            -----------------------------
Section 2.2(d)(ii) hereof.

     1.80  "Seattle Gamma Knife Obligations" shall have the meaning set forth in
            -------------------------------
Section 2.2(d)(ii) hereof.

     1.81  "St. Benedicts Equipment" shall have the meaning set forth in Section
            -----------------------
2.2(b)(ii) hereof.

     1.82  "Subject Party" shall have the meaning set forth in Section 10.18(a)
            -------------
hereof.

     1.83  "Termination Agreements" shall mean the Termination Agreements,
            ----------------------
substantially in the forms attached hereto as Exhibits 1.83(i) and 1.83(ii) attached hereto, to be entered into between GE Medical and AHS and between GE Medical and MHC and the MHC First-Tier Subsidiaries, respectively, in each case on the Closing Date.

     1.84  "Term Note" shall have the meaning set forth in the Recitals hereof.
            ---------

     1.85  "Third Accountant" shall have the meaning set forth in Section 4.2(b)
            ----------------
hereof.

     1.86  "Total Balloon Payment Amount" shall have the meaning set forth in
            ----------------------------
Section 4.1 hereof.

     1.87  "UCC" shall mean the Uniform Commercial Code of the jurisdiction with
            ---
respect to which such term is used, as in effect from time to time.

     1.88  "Withholding Charges" shall have the meaning set forth in Section 7.3
            -------------------
hereof.

     1.89  Other Terms:  All terms used in this Agreement, where the context so
           -----------
indicates or requires, shall have the meanings provided by the UCC as in effect in the applicable jurisdiction to the extent the same are used or defined therein. Any accounting terms used in this Agreement and not specifically defined herein shall have the meanings given them in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP.

     1.90  Rules of Construction:  Except as otherwise specifically provided in
           ---------------------
this Agreement, the singular of any term shall include the plural, and vice versa, the use of any term shall be equally applicable to any gender, "or" shall not be exclusive and "including" shall not be limiting. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Schedules and Exhibits hereto, as from time to time be amended, modified or supplemented, and not to any particular Section or clause contained in this Agreement. Any reference to a "Section," "Schedule" or "Exhibit" shall refer to the relevant Section of, or Schedule or Exhibit to, this Agreement, unless specifically indicated to the contrary.


                                   ARTICLE 2
                  AMENDMENTS, WAIVERS, RELEASES AND CONSENTS
                  ------------------------------------------
                             RELATING TO AHS DEBT.
                             --------------------

     2.1   Amendments to Existing AHS Agreement.  Effective as of the Closing
           -------------------------------------
Date and subject to satisfaction of all of the conditions precedent and the conditions subsequent set forth in Article 5 hereof, including the consummation of the Merger, the Existing AHS Agreement is amended as follows:

           (a) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "AHS Guaranty" between the definitions of "Affiliate" and "Ancillary Note" therein:

           "'AHS Guaranty' shall mean the Guaranty, dated as of the
             -------------
           Restructuring Closing Date, made by Borrower in favor of Lender and Lender's Agent to guarantee the obligations of MHC and the MHC First-Tier Subsidiaries to Lender and Lender's Agent."

           (b) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "Amended Maxum Agreement" between the definitions of "AHS Guaranty" and "Ancillary Note" therein:

           "'Amended Maxum Agreement' shall mean the Agreement dated as of June
             -----------------------
     1, 1993 between Lender's Agent and MHC and the MHC First-Tier Subsidiaries, as amended by the Restructuring Agreement."

           (c) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "Automatic Drafting Agreement" between the definitions of "Ancillary Note" and "Bankruptcy Code" therein:

           "'Automatic Drafting Agreement' shall mean the Authorization
             ----------------------------
     Agreement for Pre-Arranged Payments (Debits) dated as of the Restructuring Closing Date between Borrower and Lender, in substantially the form of
     Exhibit 2.1(c) attached to the Restructuring Agreement."

           (d) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "Guaranteed Liabilities" between the definitions of "GAAP" and "Hazardous Materials" therein:

           "'Guaranteed Liabilities' shall mean the liabilities of Borrower
             ----------------------
     under the Guaranty, dated as of the Restructuring Closing Date, made by Borrower in favor of Lender's Agent to guarantee the liabilities of MHC and the MHC First-Tier Subsidiaries to the Lender's Agent, which liabilities are secured by the Collateral of Borrower."

           (e) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "InSight" between the definitions of "Indebtedness" and "Invasive Technology" therein:

           "'InSight' shall mean InSight Health Services Corp., a Delaware
             -------
     corporation."

          (f) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "MHC" between the definitions of "Maximum Lawful Rate" and "Nonrevolving Credit Loan" therein:

           "'MHC' shall mean Maxum Health Corp., a Delaware corporation."
             ---

           (g) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "MHC First-Tier Subsidiaries" between the definitions of "MHC" and "Nonrevolving Credit Loan" therein:

           "'MHC First-Tier Subsidiaries' shall mean the subsidiaries of MHC
             ---------------------------
     named in the Amended Maxum Agreement as parties thereto."

           (h) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "Restructuring Agreement" between the definitions of "Restructured Lease Documents" and "Solvent" therein:

           "'Restructuring Agreement' shall mean the Master Debt Restructuring
             -----------------------
     Agreement, dated as of ______________, 1996, by and among Lender's Agent, Lender, InSight, Borrower, MHC and the MHC First-Tier Subsidiaries."

           (i) Section 1 of the Existing AHS Agreement is amended by inserting the following definition of "Restructuring Closing Date" between the definitions of "Restructuring Agreement" and "Solvent" therein:

           "'Restructuring Closing Date' shall mean _________________, 1996."
             --------------------------

           (j) Section 1.63 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

           "1.63  'Term' shall mean the period of ________ months commencing on
                   ----
     the Restructuring Closing Date and ending on the last Business Day of March 2000."

           (k) To reduce the outstanding principal amount of the Term Loan from $_________ to $7,500,000 as of the Closing Date, Section 1.65 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

           "1.65  'Term Loan' shall mean the outstanding principal amount of the
                   ---------
     term loan in the amount of $7,500,000 owed by Borrower to Lender and identified by GE contract number 8506754-004, which amount is allocated among the seven locations of Borrower's operations set forth on Schedule 2.1(k) attached to the Restructuring Agreement."

           (l) Section 1.67 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

           "1.67  'Term Note' shall mean the Amended and Restated Promissory
                   ---------
     Note (including any modifications, renewals, extensions and replacements thereof) in the original principal amount of $7,500,000, to be dated as of the Restructuring Closing Date and executed and delivered by Borrower to Lender on the same date to evidence the obligations, repayment terms and conditions of the Term Loan. A form of Term Note is attached to the Restructuring Agreement as Exhibit 2.1(l)."

           (m) The Existing AHS Agreement is amended by deleting the definition of "Warrant" in Section 1.69 and all other references therein to "Warrant" and "Warrants."

           (n) Section 2.2 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

           "2.2  Interest on Term Loan.  Except as otherwise provided in this
                 ---------------------
     Agreement, the Term Loan shall bear interest, payable monthly, calculated daily on the basis of a 360 day year until paid in full at the lower of (a) the rate of 10.75 percent or (b) the highest rate permitted by applicable law. Interest which has accrued and is not paid monthly by Borrower shall be added to the principal balance due under the Term Note (as set forth in such Term Note) for purposes of subsequent calculations of interest due hereunder and thereunder."

           (o) Section 2.3(A) of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "(A)  Term Loan.  Principal and interest under the Term Loan
                     ---------
     shall be payable in consecutive equal monthly installments, each in the amount specified in the amortization schedule attached to the Term Note, payable on the last Business Day of each calendar month, commencing on the last Business Day of the calendar month in which the Restructuring Closing Date occurs and ending on the last Business Day of March 2000; provided,
                                                                    --------
     however, that the last such installment shall be in the amount necessary to
     -------
     repay in full the unpaid principal amount of the Term Loan and interest accrued thereon."

           (p) The first paragraph of Section 4.1 of the Existing AHS Agreement is amended to read in full as follows:

           "4.1  Security Interest.  To secure the prompt and complete payment
                 -----------------
     and performance by Borrower when due of the Liabilities and the Guaranteed Liabilities, Borrower hereby grants, sells, assigns, conveys, pledges, hypothecates and transfers to Lender and Lender's Agent for the ratable benefit of Lender and Lender's Agent, a continuing security interest in and Lien in accordance with Section 4.2 hereof upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter acquired or arising and wherever located (all of which Property, together with all other personal Property and interests in personal property which shall from time to time secure the Liabilities and the Guaranteed Liabilities being hereinafter collectively called the "Collateral"):"

           (q) Section 4.2 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "4.2  Priority of Security Interest.  The priority of Lender's
                     -----------------------------
     and Lender's Agent's Liens in the Collateral granted by Borrower to Lender and Lender's Agent pursuant to Section 4.1 hereof shall be as follows:

               (A) Each of Lender and Lender's Agent shall have an equal first priority Lien and, with respect to the Property described in Subsections 4.2(A)(i) and (ii) hereof, purchase money security interest in (i) all Equipment purchased by Borrower from Lender's Agent with a portion of the proceeds of the Term Loan; (ii) the equipment identified in the Restructured Leases to the extent such Restructured Leases are capital leases; and (iii) except as provided in Subsections 4.2(B) and (C) hereof, all property, rights and other interests identified in Subsections 4.1(D) and 4.1(E) hereof with respect to the property described in Subsections 4.2(A)(i) and (ii).

               (B) Each of Lender and Lender's Agent shall have an equal second priority Lien junior only to the Liens created under the Philips Loan Documents in the portion of the Collateral identified in Subsections 4.1(D) and (E) hereof to the extent a Lien exists under the Philips Loan Documents with respect to such Collateral.

               (C)  Notwithstanding any provision in Section 4.1 or this Section
     4.2 to the contrary, in no event shall Lender or Lender's Agent have any Lien on Collateral that is prior to or of equal priority with any Lien on such Collateral existing under the Philips Loan Documents; provided that each of Lender's and Lender's Agent's Liens in the Equipment identified in Subsections 4.2(A)(i) and (ii) hereof and all additions to, substitutions for, replacements of or accessories to such Equipment in all events shall be a first priority Lien and purchase money security interest.

               (D) Lender's Agent shall have a third priority Lien junior only to the Liens created under clauses (A), (B) and (C) of this Section 4.2 to secure the Guaranteed Liabilities in the portion of the Collateral identified in Subsections 4.1(D) and 4.1(E) hereof."

           (r) Section 4.3 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "4.3  Disclosure of Security Interest.  Borrower shall make
                     -------------------------------
     appropriate entries in its financial statements and its books and records disclosing Lender's Lien and Lender's Agent's Lien on the Collateral."

           (s) Section 4.4 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "4.4  Payment by Lender and Lender's Agent of Claims Asserted
                     -------------------------------------------------------
     Against Borrower.  Except as provided in Section 8.4 hereof, each of Lender
     ----------------
     and Lender's Agent may, at any time hereafter, in its sole discretion and without waiving or releasing any obligation, Liability, Guaranteed Liability or duty of Borrower under this Agreement or any Event of Default, pay, acquire or accept an assignment of any Lien asserted after a default by Borrower in the payment or performance of the obligation secured by such Lien by any Person against the Collateral or cure any default of Borrower under any contract or agreement; provided, however, that neither
                                               --------  -------
     Lender nor Lender's Agent shall take such action unless Lender or Lender's Agent shall first give Borrower written notice of its intent to do so, and Borrower does not, within 20 days of such notice, pay such claim or obtain, to the reasonable satisfaction of Lender's or Lender's Agent's, as the case may be, the release of the Liens to which such notice relates. Notwithstanding the foregoing, neither Lender nor Lender's Agent shall take any action to pay any Lien referenced in this Section 4.4 if Borrower is taking all reasonable action necessary to remove such Lien and is proceeding diligently with such removal, as determined in the reasonable discretion of Lender and Lender's Agent. All amounts advanced by Lender or Lender's Agent under this Section 4.4 and all costs, fees, and expenses, including attorneys' fees, court costs, expenses, and other charges relating thereto, incurred by Lender or Lender's Agent on account thereof, shall be payable, on demand, by Borrower to Lender and Lender's Agent and shall be the Liabilities hereunder and the Guaranteed Liabilities, in each case secured by the Collateral."

           (t) Section 4.5 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "4.5  Termination Statements.  Borrower acknowledges and agrees
                     ----------------------
     that it is Borrower's intent that all Financing Statements filed hereunder shall remain in full force and effect until this Agreement shall have been terminated in accordance with the provisions hereunder, even if, at any time or times prior to such termination, no loans or advances shall be outstanding under this Agreement. Accordingly, Borrower waives any rights which it may have under the UCC to demand the filing of termination statements with respect to the Collateral, and agrees that neither Lender nor Lender's Agent shall be required to send such termination statements to Borrower, or to file them with any filing office, unless and until this Agreement and the Amended Maxum Agreement shall have been terminated in accordance with their respective terms and all Liabilities hereunder and the Guaranteed Liabilities paid in full in immediately available funds. Notwithstanding the provisions of this Section 4.5, Lender and Lender's Agent shall deliver a termination statement to Borrower with respect to any Financing Statement describing Equipment that is sold by Borrower in accordance with the provisions of Section 6.2(P) hereof, provided that Borrower has paid Lender the amount required to be paid by Borrower to Lender pursuant to Section 6.2(P) hereof."

          (u) Section 6.1 of the Existing AHS Agreement is amended by inserting the following provision as Section 6.1(V) therein:

               "(V)  Automatic Drafting.  After the occurrence and during the
                     ------------------
     continuance of a Default or an Event of Default pursuant to this Agreement, Borrower shall at all times adequately fund the accounts identified in the Automatic Drafting Agreement and set forth on Schedule 2.1(u) attached to the Restructuring Agreement in amounts sufficient to pay the Liabilities when due and owing."

          (v) Section 6.1 of the Existing AHS Agreement is amended by inserting the following provision as Section 6.1(W) therein:

               "(W)  Customer Contracts Entered into after Restructuring Closing
                     -----------------------------------------------------------
     Date.  Borrower shall not, at any time following the Restructuring Closing
     ----
     Date, enter into any contract for use of equipment by a hospital or other facility or entity (a "Customer") that is leased by Borrower from Lender's Agent, financed by Lender or leased from Lender's Agent pursuant to installment sales agreements, capital leases or other financing methods or is or will be after it is acquired subject to a first priority security interest of Lender or Lender's Agent, unless such contract expressly provides for (x) the assignability thereof to Lender or Lender's Agent, as applicable and (y) the acknowledgment and consent by the Customer to the security interest of Lender or Lender's Agent in such contract. Borrower shall, promptly after entering into any such contract, provide a copy thereof to Lender."

          (w) Section 6.1 of the Existing AHS Agreement is amended by inserting the following provision as Section 6.1(X) therein:

               "(X)  Security Interests in Future Entities.  Borrower shall not,
                     -------------------------------------
     at any time after the Restructuring Closing Date, form or create any joint venture or partnership, unless (i) Lender is granted a first priority security interest in Borrower's interest therein and any distributions to Borrower therefrom or (ii) Lender otherwise consents to the formation or creation thereof without the granting thereto of such security interest."

           (x) Section 6.2(B) of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "(B)  Investments and Acquisitions.  Borrower shall not create,
                     ----------------------------
     form or otherwise acquire any Subsidiary unless such Subsidiary is separate and separately funded. Borrower shall not make, nor shall it permit any Subsidiary (other than RCI) to make, any loan or advances of money to any Person or any investment, directly or indirectly (by way of transfer of Property, contributions to capital, purchase of stock or securities or evidences of Indebtedness, acquisition of business or assets, or otherwise), in any Person in amounts exceeding $200,000 in any single transaction or $1,000,000 in the aggregate during any fiscal year of Borrower, except for those transactions described in Schedule 6.1(c) attached to the Restructuring Agreement. Notwithstanding the foregoing, RCI may and, subject to the prior written consent of Lender, any other Subsidiary may make investments with respect to business activities associated with Gamma Knife or any other Invasive Technology (as defined below), however, Borrower shall not purchase, finance, operate or control business activities associated with Gamma Knife or any other invasive technology except through such separate and separately funded Subsidiary. For purposes of this Section 6.2(B), "Invasive Technology" shall mean any business wherein permanent change in anatomy, structure, physiology or metabolism is introduced to the customer as a direct result of the technology used or actually performed; provided, however, that Invasive
                                            --------  -------
     Technology shall not include radiation therapy. Requests by Borrower to take any action that is not permitted by this Section 6.2(B) shall comply with Section 6.6 hereof and shall be approved or disapproved by Lender in accordance with Section 6.6 hereof within 10 Business Days following Lender's receipt of Borrower's request for consent. The parties acknowledge that this Section 6.2(B) shall not restrict or limit activities permitted by the terms of Sections 6.2(H) and (I) hereof."

           (y) Section 6.2(H) of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "(H)  Capital Expenditures.  Neither Borrower nor any Subsidiary
                     --------------------
     (other than RCI) shall make capital expenditures (including expenditures for capitalized leases but excluding expenditures for routine repairs and replacement) in excess of $200,000 in any single transaction or $1,000,000 in the aggregate during any fiscal year. Notwithstanding the foregoing, this Section 6.2(H) shall not apply to (i) capital expenditures made by Borrower pursuant to transactions with Lender or Lender's Affiliates and Subsidiaries, or (ii) capital expenditures made by any Subsidiary of Borrower that is separate and separately funded. Requests by Borrower to take any action that is not permitted by this Section 6.2(H) shall comply with Section 6.6 hereof and shall be approved or disapproved by Lender in accordance with Section 6.6 hereof within 10 Business Days following Lender's receipt of Borrower's request for consent."

           (z) Section 6.2(L) of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "(L)  Guarantees.  Except as set forth in Schedule 6.1(c)
                     ----------
     attached to the Restructuring Agreement, Borrower shall not guarantee or in any way become liable, directly or indirectly, with respect to the obligations or liabilities of any Person, whether by guaranty, endorsement, agreement to purchase or repurchase, agreement to supply or advance funds or otherwise; provided, however, that the foregoing restrictions shall not
                   --------  -------
     apply to:

               (i)   the Guaranteed Liabilities; and

               (ii) endorsements of negotiable instruments for collection in the ordinary course of business."

           (aa) Section 6.2(M) of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "(M)  Liens; Negative Pledges; Sales and Leasebacks.  Except for
                     ---------------------------------------------
     (i) Liens identified in Schedule 6.1(c) attached to the Restructuring Agreement, (ii) Liens expressly permitted in this Agreement, (iii) Liens created pursuant to this Agreement, (iv) Liens for taxes, assessments and other similar charges which are not yet due and payable, (v) Liens of landlords, mechanics, materialmen, warehousemen, carriers or other similar statutory Liens securing obligations that are not yet due, (vi) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of statutory obligations or surety or appeal bonds and (vii) Liens consented to by Lender, Borrower shall not create, permit or suffer to exist, and Borrower shall defend the Collateral against and take such other action as is necessary to remove, any Lien of any nature whether by sale, lease, negative pledge, merger, consolidation, liquidation, dissolution or otherwise, on the Collateral, whether now owned or hereafter acquired, and Borrower shall defend the right, title and interest of Lender in and to any Borrower's rights to the Collateral against the claims and demands of all Persons whomsoever, except as hereinabove provided."

           (bb) Section 6.2(N) of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "(N)  Indebtedness.  Borrower shall not create, incur, assume or
                     ------------
     permit to exist and will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness or evidence of Indebtedness, except for
     (i) the Liabilities, (ii) the Philips Debt, (iii) trade indebtedness in the ordinary course of business, including trade payables for services performed, (iv) nonrecourse debt as to Borrower incurred by a separate and separately funded Subsidiary, (v) Indebtedness expressly permitted in this Agreement, (vi) Indebtedness to Lender, Lender's Agent and Lender's Affiliates, (vii) such other permitted Indebtedness identified in Schedule 6.1(c) attached to the Restructuring Agreement, (viii) liabilities for taxes, assessments, governmental charges or levies which are not yet due and payable, (ix) endorsements of negotiable instruments for collection in the ordinary course of business, (x) Indebtedness up to but not exceeding $200,000 in any single transaction or $1,000,000 in the aggregate during any fiscal year of Borrower and (xi) Indebtedness of Borrower consented to by Lender."

           (cc) Section 6.6 of the Existing AHS Agreement is amended in its entirety to read in full as follows:

               "6.6  Requests for Lender's Consent.  Any request by Borrower for
                     -----------------------------
     Lender's written consent prior to taking any action prohibited by Subsections 6.2(B), 6.2(G), 6.2(H), 6.2(I), 6.2(J), 6.2(O), 6.2(P) and
     6.2(S) hereof as described in such Subsections, shall be in writing and shall include a detailed description that is reasonably acceptable to Lender of the proposed action to be taken by Borrower. Lender shall approve or disapprove of such request within the number of Business Days provided in the respective Subsections identified in Section 6.2 hereof;

     provided, however, that any failure by Lender to respond to such request
     --------  -------
     shall be deemed to be a rejection thereof."

           (dd) Sections 7.1, 7.2, 7.3, 7.4, 7.5 and 7.6 are deleted from the Existing AHS Agreement in their entirety.

     2.2   Waivers, Releases and Consents relating to AHS Debt. Effective as of
           ---------------------------------------------------
the Closing Date and subject to satisfaction of all of the conditions precedent and the conditions subsequent set forth in Article 5 hereof, including the consummation of the Merger, each of the GE Parties makes the following waivers, releases and consents:

           (a) GE Capital hereby consents to the Merger and waives the covenants set forth in Section 6.2(A) and Section 6.2(S) of the Existing AHS Agreement for the sole purpose of consenting to the Merger.

           (b) (i) GE Medical shall release AHS of all of its obligations under the AHS Financing Agreements set forth on

Schedule 2.2(b)(i) attached hereto (the "AHS Location Obligations"), relating to the seven locations of AHS operations set forth on Schedule 2.1(k) attached hereto; provided, however, that GE Medical shall not so release such AHS
        --------  -------
Location Obligations in the event there shall have occurred and be continuing a payment default with respect thereto as of the Closing Date. GE Medical and AHS shall execute and deliver a Termination Agreement in connection with any such release and, if necessary, GE Medical shall file UCC termination statements in appropriate jurisdictions with respect thereto.

              (ii) The parties hereto acknowledge that (A) certain Equipment set forth on Schedule 2.2(b)(ii) attached hereto (the "St. Benedicts Equipment") has been sold to Ogden Regional Medical Center with the consent of GE Capital and
(B) the proceeds of $800,000.00 received by AHS from such sale have been applied to repayment of the Term Loan (as such term is defined in the Existing AHS Agreement), thereby reducing the outstanding principal amount of the Term Loan to $7,500,000 as reflected in the Amended and Restated Term Note.

           (c) Upon return and delivery of the AHS Chicago Loop Equipment to GE Medical by AHS, at the sole cost and expense of AHS, to a location designated by GE Medical in the continental United States, GE Medical shall release AHS of all of its obligations under (i) the Maxiservice Agreement dated November 12, 1991 between AHS and GE Medical and identified by GE contract number 8505023-003,
(ii) the Maxiservice Agreement, dated November 12, 1991, between AHS and GE Medical and identified by GE contract number 8505023-004, and (iii) the promissory note, dated January 9, 1992, made by AHS in favor of GE Medical and identified by GE contract number 8505052-001 (collectively, the "AHS Chicago Loop Obligations"); provided, however, that GE Medical shall not so release such
                    --------  -------
AHS Chicago Loop Obligations in the event there shall have occurred and be
continuing a payment default with respect thereto as of the Closing Date.   GE
Medical and AHS shall execute and deliver a Termination Agreement in connection with any such release and, if necessary, GE Medical shall file UCC termination statements in appropriate jurisdictions with respect thereto.

           (d) (i) In connection with the sale of certain Equipment set forth on Schedule 2.2(d)(i) attached hereto (the "Maryland Gamma Knife Equipment") by AHS to the University of Maryland Medical Systems consented to by GE Capital and the application of proceeds to obligations of AHS to GE Medical evidenced by the promissory note, dated June 30, 1992 and identified by GE contract number 8506307-006, and the installment note, dated December 17, 1993 and identified by GE contract number 8506307-008, in each case by AHS in favor of GE Medical (collectively, the "Maryland Gamma Knife Obligations"), GE Medical shall forgive the remaining amounts owed by AHS under the Maryland Gamma Knife Obligations of $200,000.00. GE Medical and AHS shall execute and deliver a Termination Agreement in connection with such sale and, if necessary, GE Medical shall file UCC termination statements in appropriate jurisdictions with respect thereto.

               (ii) The GE Parties shall consent to the sale by Radiosurgery Centers, Inc., a wholly-owned subsidiary of AHS ("RCI"), of certain Equipment set forth on Schedule 2.2(d)(ii) attached hereto (the "Seattle Gamma Knife Equipment") to Northwest Hospital and the assumption by Northwest Hospital of the obligations of RCI to GE Medical evidenced by (A) the installment note, dated March 2, 1993 and identified by GE contract number 8505837-001, (B) the promissory note, dated July 20, 1993 and identified by GE contract number 8505837-002, (C) the promissory note, dated July 20, 1993 and identified by GE contract number 8506808-001, and (D) the promissory note, dated February 11, 1994 and identified by GE contract number 8506808-002, in each case made by RCI in favor of GE Medical (collectively, the "Seattle Gamma Knife Obligations"); provided, however, that no such consent shall be required to be given by the GE
- --------  -------
Parties if there shall have occurred and be continuing a payment default with respect to any of the Seattle Gamma Knife Obligations as of the Closing Date.

               (iii) In connection with such sale of the Seattle Gamma Knife Equipment to Northwest Hospital and the assumption by Northwest Hospital of the Seattle Gamma Knife Obligations, GE Medical shall forgive RCI of a portion of the Seattle Gamma Knife Obligations in the amount of $415,000. GE Medical and AHS shall execute and deliver a Termination Agreement in connection with such sale and, if necessary, GE Medical shall file UCC termination statements in appropriate jurisdictions with respect thereto.

          (e) GE Medical shall release AHS of all of its obligations under (i) the promissory note, dated June 1, 1993 and identified by GE contract number 8506748-001, (ii) the promissory note, dated April 12, 1994 and identified by GE contract number 8505616-002, and (iii) the promissory note, dated April 12, 1994 and identified by GE contract number 8505616-003, in each case made by AHS in favor of GE Medical (collectively, the "AHS Deferred Obligations"); provided,
                                                                    --------
however, that GE Medical shall not so release such AHS Deferred Obligations in
- -------
the event there shall have occurred and be continuing a payment default with respect thereto as of the Closing Date. GE Medical and AHS shall execute and deliver a Termination Agreement in connection with any such release and, if necessary, GE Medical shall file UCC termination statements in appropriate jurisdictions with respect thereto.

          (f) The amortization schedules of three promissory notes, dated June 15, 1988, June 15, 1988 and March 9, 1989, respectively, identified by GE contract numbers 8506307-001, 8506307-002 and 8506307-009, respectively, in each case made by AHS in favor of PCC and purchased by GE Capital from PCC pursuant to the Asset Purchase Agreement dated December 31, 1992 between GE Capital and PCC (collectively, the "Re-Amortized Notes"), shall be amended to be as set forth on Schedule 2.2(f) attached hereto. AHS shall repay the principal amount of each of the Re-Amortized Notes in 84 consecutive monthly installments, in the amounts set forth on Schedule 2.2(f), payable on the last Business Day of each calendar month, commencing on the last Business Day of January 1996 and ending on the last Business Day of December 2002; provided, however, that the
                                                  --------  -------
last such installment shall be in the principal amount necessary to repay in full the unpaid principal amount of each Re-Amortized Note and interest accrued thereon. The unpaid principal amount of each of the Re-Amortized Notes shall bear interest at the lower of (i) the rate of 10.75 percent per annum or (ii)
                                                            --- -----
the highest rate permitted by applicable law, and, upon full payment of the Total Balloon Payment Amount by AHS with InSight Excess Cash Flow pursuant to
Section 4.1 hereof, at the lower of (y) the rate of 10.25 percent per annum or
                                                                  --- -----
(z) the highest rate permitted by applicable law.

     2.3   Reference to and Effect on the Existing AHS Agreement and other Loan
           --------------------------------------------------------------------
Documents.
- ---------

           (a) On and after the Closing Date, each reference in the Existing AHS Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents (as defined in the Existing AHS Agreement) to the Existing AHS Agreement shall mean and be a reference to the Existing AHS Agreement as amended hereby.

           (b) Except as specifically amended, waived or released above, the Existing AHS Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, the AHS Collateral does and shall continue to secure the payment of all obligations of AHS under the Loan Documents, as amended hereby, and the AHS Guaranty.

           (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of GE Capital or GE Medical under any of the Loan Documents or the AHS Financing Agreements or constitute a waiver of any provision of any of the Loan Documents or the AHS Financing Agreements.

     2.4   Amendment to PCC Agreement.
           --------------------------

           (a) The GE Parties hereby agree that the Agreement, dated as of March 9, 1989, between AHS and PCC, as amended (the "PCC Agreement"), is amended by deleting Sections 5.13, 5.14, 5.16, 5.27 and 5.28 therefrom in their entirety.

           (b) On and after the Closing Date, each reference in the PCC Agreement to "this Agreement," "hereunder," "hereof,"

"herein" or words of like import, and each reference in the other documents relating thereto to the PCC Agreement shall mean and be a reference to the PCC Agreement as amended hereby.

           (c) Except as specifically amended above, the PCC Agreement and the other documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, the collateral securing the payment of all obligations of AHS under the PCC Agreement does and shall continue to secure such obligations.

           (d) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of GE Capital or GE Medical under the PCC Agreement or any of the other documents relating thereto or constitute a waiver of any provision of the PCC Agreement or any such document.


                                   ARTICLE 3
                  AMENDMENTS, WAIVERS, RELEASES AND CONSENTS
                  ------------------------------------------
                            RELATING TO MAXUM DEBT.
                            ----------------------

     3.1   Amendments to Existing Maxum Agreement.  Effective as of the Closing
           ---------------------------------------
Date and subject to satisfaction of all of the conditions precedent and the conditions subsequent set forth in Article 5 hereof, including the consummation of the Merger, the Existing Maxum Agreement is amended as follows:

           (a) Section 1 of the Existing Maxum Agreement is amended by inserting the following definition of "InSight" between the definitions of "Indebtedness" and "IRC" therein:

           "'InSight' shall mean InSight Health Services Corp., a Delaware
             -------
     corporation."

           (b) Section 1 of the Existing Maxum Agreement is amended by inserting the following definition of "Maxum Guaranty" between the definitions of "Maxum" and "Merrill/Highline Promissory Note" therein:

           "'Maxum Guaranty' shall mean the Joint and Several Guaranty, dated as
             ---------------
           of the Restructuring Closing Date, made by MHC and the First-Tier Subsidiaries in favor of GE and GE Capital to guarantee the obligations of AHS to GE and GE Capital."

           (c) Section 1 of the Existing Maxum Agreement is amended by inserting the following definition of "Restructuring Agreement" between the definitions of "Reserves" and "Scheduled Documents" therein:

           "'Restructuring Agreement' shall mean the Master Debt Restructuring
             -----------------------
     Agreement, dated as of ______________, 1996, by and among GE, General Electric Capital Corporation, a New York corporation ("GE Capital"), InSight, American Health Services Corp., a Delaware corporation ("AHS"), MHC and the First-Tier Subsidiaries."

           (d) Section 1 of the Existing Maxum Agreement is amended by inserting the following definition of "Restructuring Closing Date" between the definitions of "Restructuring Agreement" and "Scheduled Documents" therein:

           "'Restructuring Closing Date' shall mean  ___________________, 1996."
             --------------------------

           (e) Section 1.46 of the Existing Maxum Agreement is amended in its entirety to read in full as follows:

           "1.46  'Minimum Lease Payment' shall mean $18,000; provided, however,
                   ---------------------                      --------  -------
     that with respect to the leases between GE and MHC that are identified on
     Schedule 3.1(e) attached to the Restructuring Agreement, the 'Minimum Lease Payment' shall mean $13,000 and provided further, however, that GE shall,
                                     ----------------  -------
     upon InSight's request, reassess the amount of the Minimum Lease Payment from time to time to determine, in its sole and absolute discretion, whether any additional adjustments thereto would be appropriate in light of various factors, including market conditions."

           (f) The Existing Maxum Agreement is amended by deleting the definition of "Warrant" in Section 1.61 and all other references therein to "Warrant" and "Warrants."

           (g) Section 5.1(N) of the Existing Maxum Agreement is amended in its entirety to read in full as follows:

               "(N) Insurance; Payment of Premiums.  MHC and the First-Tier
                    ------------------------------
     Subsidiaries shall, at their sole cost and expense, maintain in full force and effect the types of insurance coverages set forth on Schedule 3.1(g) attached to the Restructuring Agreement. All policies of insurance required to be maintained under this Section 5.1(N) shall be in form and with insurers reasonably acceptable to GE. All policies of insurance on that portion of the Collateral in which GE holds a first Lien shall contain an endorsement in form and substance acceptable to GE and showing GE as loss payee with respect to such Collateral. Such endorsement or independent instrument furnished to GE shall provide that the insurance company providing any such policy of insurance will give GE at least 30 days' prior written notice before any such policy or policies of insurance shall be materially altered or canceled, and that no act or default of MHC or any of the First-Tier Subsidiaries or any other Person shall affect the right of

     GE to recover under such policy or policies of insurance in case of loss or damage. Each of MHC and the First-Tier Subsidiaries shall deliver to GE the original (or a certified copy) of each such policy of insurance and evidence of payment of all premiums therefor. In addition, MHC and the First-Tier Subsidiaries shall notify GE promptly of any occurrence causing a material loss to any real or personal property covered by any such insurance and the estimated (or actual, if available) amount of such loss. Each of MHC and the First-Tier Subsidiaries shall direct all insurers under such policies of insurance to pay all proceeds payable thereunder with respect to the Collateral directly to GE. Such proceeds shall be held by GE to be applied, first, to GE's expenses in settling, prosecuting and defending any insurance claim and, then, so long as no Default or Event of Default shall have occurred and be continuing, to the restoration or repair of any portion of the Collateral that has been damaged or destroyed to the same condition, character and value as existed prior to such damage or destruction. In the event that a Default or an Event of Default shall have occurred and be continuing, GE shall have the right to apply all such insurance proceeds towards repayment of the Liabilities secured by the Collateral. Each of MHC and the First-Tier Subsidiaries shall forthwith, at the request of GE, duly execute and deliver instruments of assignment of any such insurance policies to comply with this Section 5.1(N) and cause the insurers with respect to such policies to acknowledge notice of such assignment. After the occurrence and during the continuance of a Default or an Event of Default, each of MHC and the First-Tier Subsidiaries irrevocably makes, constitutes, and appoints GE (and all officers, employees or agents designated by GE) as true and lawful attorney (and agent-in-fact) therefor for the purpose of making, settling and adjusting claims under such policies of insurance that relate to the Collateral (provided that GE shall consult therewith prior to finally making, settling or adjusting claims under such policies of insurance) or endorsing the name thereof on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance that relates to the Collateral. In the event MHC or any of the First-Tier Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required hereunder or shall fail to pay any premium in whole or in part, relating thereto, GE, without waiving or releasing any Liabilities or Default or Event of Default hereunder, may (but shall not be obligated to) at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take such other action with respect thereto which is deemed advisable thereby. All sums so disbursed by GE, including attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, on demand, by MHC and the First-Tier

     Subsidiaries to GE and shall be additional Liabilities hereunder secured by the Collateral.

           GE reserves the right at any time, upon review of the risk profile of MHC and the First-Tier Subsidiaries, to require additional forms and insurance to, in GE's reasonable opinion, adequately protect GE's interests in the Collateral."

           (h) Section 5.1 of the Existing Maxum Agreement is amended by inserting the following provision as Section 5.1(S) therein:

               "(S)  Financing Statements.  MHC and the First-Tier Subsidiaries
                     --------------------
     hereby authorize GE to file one or more Financing Statements, and amendments thereto, relative to all or any part of the Collateral without the signature of MHC or any of the First-Tier Subsidiaries where permitted by law. MHC and the First-Tier Subsidiaries hereby agree to execute, within 10 days after receipt of GE's written request, such Financing Statements as may be necessary to replace, prior to expiration, any Financing Statements delivered to GE on the Closing Date and to evidence GE's continuing security interest in the Collateral."

           (i) Section 5.2 of the Existing Maxum Agreement is amended by inserting the following provision as Section 5.2(T) therein:

              "(T) Guarantees.  Neither MHC nor any of the First-Tier
                   ----------
     Subsidiaries shall guarantee or in any way become liable, directly or indirectly, with respect to the obligations or liabilities of any Person, whether by guaranty, endorsement, agreement to purchase or repurchase, agreement to supply or advance funds or otherwise; provided, however, that
                                                        --------  -------
     the foregoing restriction shall not apply to:

           (i) the Liabilities evidenced by the Maxum Guaranty;

           (ii) the Indebtedness of MHC and the First-Tier Subsidiaries existing on the Restructuring Closing Date which are set forth on Schedule 6.2(c) attached to the Restructuring Agreement; and

           (iii) endorsements of negotiable instruments for collection in the ordinary course of business."

           (j) Section 5.2(H) of the Existing Maxum Agreement is amended in its entirety to read in full as follows:

               "(H) Capital Expenditures.  Neither MHC nor any of the First-Tier
                    --------------------
     Subsidiaries shall make capital expenditures (including expenditures for capitalized leases but excluding expenditures for routine repairs and replacements) in excess of $200,000 in any single transaction or series of related transactions or $1,000,000 in the aggregate during any fiscal year of MHC. Notwithstanding the foregoing, this Section 5.2(H) shall not apply to capital expenditures made by MHC or any of the First-Tier Subsidiaries pursuant to transactions with GE. Requests by MHC or any of the First-Tier Subsidiaries to take any action that is prohibited by this Section 5.2(H) shall comply with Section 5.6 hereof and shall be approved or disapproved by GE in accordance with Section 5.6 hereof within ten (10) Business Days following GE's receipt of MHC's or any of the First-Tier Subsidiaries' request for consent. Capital expenditures following the Closing Date for equipment with an acquisition cost in excess of $50,000 shall be made by MHSC and not MHC, any other First-Tier Subsidiary or any other Subsidiary."

           (k) Section 5.2 (L) of the Existing Maxum Agreement is amended in its entirety to read in full as follows:

           "(L) Liens; Negative Pledges; Sales and Leasebacks.  Except for (i)
                ---------------------------------------------
     Liens which are Permitted Liens as identified in Schedule 6.2(c) attached to the Restructuring Agreement, (ii) Liens expressly permitted by the terms of this Agreement, (iii) Liens created pursuant to this Agreement or any of the Scheduled Documents, (iv) Liens for taxes, assessments and other similar charges which are not yet due and payable, (v) Liens of landlords, mechanics, materialmen, warehousemen, carriers or other similar statutory Liens securing obligations which are not yet due, (vi) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of statutory obligations or surety or appeal bonds, and (vii) Liens consented to by GE, neither MHC or any of the First-Tier Subsidiaries shall create, permit or suffer to exist, and MHC and the First-Tier Subsidiaries shall defend the Collateral whether now owned or hereafter acquired, and MHC and the First-Tier Subsidiaries shall defend the right, title and interest of GE in and to any of the MHC's or any of the First-Tier Subsidiaries' rights to the Collateral against the claims and demands of all Persons whomsoever, except as hereinabove provided."

           (l) Section 5.2(M) of the Existing Maxum Agreement is amended in its entirety to read as follows:

           "(M)  Indebtedness.  Except for (i) Indebtedness outstanding on the
                 ------------
     Restructuring Closing Date, (ii) the liabilities, (iii) liabilities for taxes, assessments, governmental charges or levies which are not yet due and payable or which are being contested in accordance with the terms of this Agreement, (iv) endorsements of negotiable instruments for collection in the ordinary course of business, (v) reimbursement obligations under bonds required to be obtained under the terms of this agreement, (vi) trade indebtedness in the ordinary course of business, including payable for services performed and (vii) Indebtedness expressly permitted in this Agreement, neither MHC nor any of the First-Tier Subsidiaries shall create, incur, assume, permit to exist or guarantee more than $200,000 of Indebtedness in any single transaction or series of related transactions or $1,000,000 of Indebtedness in the aggregate during any fiscal year of MHC. Requests by MHC or any of the First-Tier Subsidiaries to take any action that is prohibited by this
     Section 5.2(M) shall comply with Section 5.6 below and shall be approved or disapproved by GE in accordance with Section 5.6 below within 10 Business Days following GE's receipt of MHC's or any of the First Tier Subsidiaries' request for consent."

           (m) Section 5.6 of the Existing Maxum Agreement is amended in its entirety to read as follows:

           "5.6 Requests for GE's Consent.  Any request by MHC or any of the
                -------------------------
First-Tier Subsidiaries for GE's written consent prior to taking any action prohibited by Sections 5.2(B), 5.2(C), 5.2(G), 5.2(H), 5.2(I), 5.2(J), 5.2(M),
5.2(N) and 5.2(R) above as described in such Sections, shall be in writing and shall include (i) a reference to the covenant(s) relevant to the request, (ii) a detailed description that is reasonably acceptable to GE of the requested deviation from the covenant(s) and (iii) the reason for the requested deviation from the covenant(s). GE shall approve or disapprove of such request within the number of Business Days provided in the respective Sections identified in
Section 5.2 hereof; provided, however, that any failure by GE to respond to such
                    --------  -------
request shall be deemed to be a rejection thereof."

           (n) Sections 6.1, 6.2, 6.3, 6.4 and 6.5 are deleted from the Existing Maxum Agreement in their entirety.

     3.2    Amendments to Maxum Security Agreement.  Effective as of the
            ---------------------------------------
Closing Date and subject to satisfaction of all of the conditions precedent and the conditions subsequent set forth in Article 5 hereof, including the consummation of the Merger, the Maxum Security Agreement is amended as follows:

          (a) Section 1 of the Maxum Security Agreement is amended by inserting the following definition of "Amended AHS Agreement" between the definitions of "Accounts" and "Chattel Paper" therein:

               "'Amended AHS Agreement' shall mean the Loan and Security Agreement dated as of June 1, 1993 between General Electric Capital Corporation, a New York corporation ("GE Capital"), and American Health Services Corp., a Delaware corporation ("AHS"), as amended by the Restructuring Agreement."

          (b) Section 1 of the Maxum Security Agreement is amended by inserting the following definition of "Maxum Guaranty" between the definitions of "Joint Ventures" and "Obligations" therein:

               "'Maxum Guaranty' shall mean the Joint and Several Guaranty, dated as of the Restructuring Closing Date, made by Obligors in favor of GE and GE Capital to guarantee the obligations of AHS to GE and GE Capital."

           (c) The definition of "Obligations" in Section 1 of the Maxum Security Agreement is amended in its entirety to read in full as follows:

               "'Obligations' shall mean all loans, advances, indebtedness, liabilities and obligations of the Obligors (a) to GE under the Agreement, as amended by the Restructuring Agreement (as so amended, the 'Agreement'), and (b) to GE and GE Capital under the Maxum Guaranty, in each case every kind and nature, whether now or hereafter owing, arising, due or payable from any of the Obligors to GE or GE Capital, as the case may be, whether or not evidenced by any note, agreement or other instrument and whether primary, secondary, direct, contingent, fixed or otherwise, including obligations of performance and including, particularly, principal, interest, loan fees, charges, expenses, attorneys' fees and other amounts chargeable to the Obligors by GE or by GE Capital."

           (d) The definition of "Permitted Liens" in Section I of the Maxum Security Agreement is amended in its entirety to read in full as follows:

               "'Permitted Liens' shall mean (a) the Liens described in Schedule 6.2(c) attached to the Restructuring Agreement, (b) any existing Liens of GE and Liens hereafter granted to GE, and (c) Liens granted to Persons consented to by GE."

           (e) Section 2 of the Maxum Security Agreement is amended in its entirety to read in full as follows:

           "2.  Grant of Security Interest.  As collateral security for the
                --------------------------
     prompt and complete payment and performance when due of all the Obligations, including the Obligations under the Scheduled Documents, and in order to induce GE to enter into the Agreement and GE and GE Capital to accept the Maxum Guaranty and make the accommodations contemplated thereby in accordance with the terms thereof, the Obligors hereby assign, convey, mortgage, pledge, hypothecate and transfer to GE and GE Capital, and hereby grant to GE and GE Capital, (a) a continuing first priority (except with respect to Collateral that is subject to a Permitted Lien) and perfected security interest in and lien on, all the Obligors' right, title and interest in, to and under any and all of the Collateral to secure the Obligations of Obligors under the Agreement and (b) a continuing second priority (except with respect to Collateral that is subject to a Permitted
     Lien) and perfected security interest in and lien on, all the Obligors' right, title and interest in, to and under any and all of the Collateral to secure the Obligations of the Obligors under the Maxum Guaranty."

     3.3   Waivers, Releases and Consents relating to Maxum Debt.  Effective as
           -----------------------------------------------------
of the Closing Date and subject to satisfaction of all of the conditions precedent and the conditions subsequent set forth in Article 5 hereof, including the consummation of the Merger, GE Medical makes the following waivers, releases and consents:

           (a) GE Medical hereby consents to the Merger and waives the covenants set forth in Section 5.2(A) and Section 5.2(R) of the Existing Maxum Agreement for the sole purpose of consenting to the Merger.

           (b) GE Medical shall release Maxum of all of its obligations under
(i) the promissory note, dated January 1, 1995 and identified by GE contract number 8507278-006, (ii) the promissory note, dated June 21, 1995 and identified by GE contract number 8507278-007, and (iii) the promissory note, dated October 23, 1995 and identified by GE contract number 8507278-008, in each case made by Maxum in favor of GE Medical (collectively, the "Maxum Deferred Obligations"); provided, however, that GE Medical shall not so release such Maxum Deferred
- --------  -------
Obligations in the event there shall have occurred and be continuing a payment default with respect thereto as of the Closing Date. GE Medical and Maxum shall execute and deliver a Termination Agreement in connection with any such release and, if necessary, GE Medical shall file UCC termination statements in appropriate jurisdictions with respect thereto.

           (c) Upon return and delivery of each of the Units set forth on
Schedule 3.3(c) attached hereto (collectively, the "Maxum Early Return Units") to GE Medical by Maxum, at the sole cost and expense of Maxum, to a location in the continental United States designated by GE Medical and Maxum's payment of an early termination fee of $40,000 with respect to each such Maxum Early Return Unit, GE Medical shall release Maxum of all of its obligations under the Maxum Financing Agreements set forth on Schedule 3.3(c) attached hereto (collectively, the "Maxum Early Return Obligations"); provided, however, that GE Medical shall
                                       --------  -------
not so release such Maxum Early Return Obligations in the event there shall have occurred and be continuing a payment default with respect thereto as of the Closing Date. GE Medical and Maxum shall execute and deliver a Termination Agreement in connection with any such release and, if necessary, GE Medical shall file UCC termination statements in appropriate jurisdictions with respect thereto.

     3.4   Reference to and Effect on Existing Maxum Agreement, Maxum Security
           -------------------------------------------------------------------
Agreement and Scheduled Documents.
- ---------------------------------

           (a) On and after the Closing Date, each reference in the Existing Maxum Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, each reference in the Maxum Security Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Scheduled Documents (as defined in the Existing Maxum Agreement) to each of the Existing Maxum Agreement and the Maxum Security Agreement shall mean and be a reference to each of the Existing Maxum Agreement as amended hereby and the Maxum Security Agreement as amended hereby, respectively.

           (b) Except as specifically amended, waived or released above, the Existing Maxum Agreement, the Maxum Security Agreement and the other Scheduled Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, the Amended Maxum Security Agreement and all of the Maxum Collateral described therein do and shall continue to secure the payment of all obligations of MHC and the MHC First-Tier Subsidiaries under (i) the Amended Maxum Agreement and
(ii) the Maxum Guaranty.

           (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of GE Medical under the Existing Maxum Agreement or any of the Scheduled Documents or constitute a waiver of any provision of the Existing Maxum Agreement or any of the Scheduled Documents.


                                   ARTICLE 4
                            OBLIGATIONS OF InSight
                            ----------------------

     4.1   AHS Prepayment Amount.  As soon as possible but no later than 30 days
           ---------------------
after the delivery to GE Medical of the audited annual consolidated financial statements of InSight pursuant to Section 8.1(a) hereof (together with a certificate of InSight's chief financial officer showing in reasonable detail the calculation of the AHS Prepayment Amount), InSight shall cause AHS to prepay, on each such date, the outstanding principal amount of the Re-Amortized Notes to GE Capital in an amount equal to the amount (the "AHS Prepayment Amount") by which (a) InSight Excess Cash Flow for the immediately preceding fiscal year exceeds (b) an amount equal to six percent of InSight's Consolidated Net Revenues as reflected in the consolidated financial statements of InSight and the InSight Subsidiaries for such immediately preceding fiscal year, determined in accordance with GAAP with each prepayment being applied to the installments of principal of the Re-Amortized Notes bearing the highest rate of interest as of the date of such application is made in the inverse order of their stated maturity; provided, however, that, upon full payment by AHS under
                       --------  -------
this Section 4.1 of $2,072,111.83 (the "Total Balloon Payment Amount"), which is the sum of the final installments due on the last Business Day of December 2002 under the Re-Amortized Notes, (i) InSight Excess Cash Flow in an amount equal to the AHS Prepayment Amount shall continue to be applied to prepayment of each of the Distribution Notes as provided therein and interest on the principal amount of each Re-Amortized Note shall be reduced to 10.25 percent per annum.
                                                            --- -----
     4.2   GE Parties' Right to Challenge.  Each of the GE Parties shall have
           ------------------------------
the right to, directly or through an agent, examine, audit, inspect or copy the books, records and files kept and maintained by InSight as well as any underlying documentation reasonably necessary for such GE Party to confirm the accuracy of InSight's determination of the AHS Prepayment Amount under Section
4.1 hereof.

           (a) In the event that any such audit or examination discloses any discrepancies as reasonably determined by any GE Party,

InSight and such GE Party shall meet within 5 days to attempt to resolve such discrepancies. Notwithstanding any provision to the contrary contained in this Agreement, in the event that any discrepancy cannot be resolved by InSight and such GE Party within 20 days thereafter, a determination of the accuracy of the AHS Prepayment Amount shall be made by an independent certified public accountant selected by such GE Party ("GE Party's Accountant"); provided,
                                                                --------
however, that InSight reserves the right to protest findings made by GE Party's
- -------
Accountant if an additional payment would be required to be made by InSight as a result of the determination of GE Party's Accountant, by providing written notice to such GE Party within 10 days following such GE Party's delivery of notice to InSight regarding the results of the audit performed by GE Party's Accountant. If the findings of GE Party's Accountant are not challenged by InSight within the time period specified above, then the findings of such accountant shall be binding on InSight.

           (b) In the event that InSight protests the findings of GE Party's Accountant under paragraph (a) above, then such GE Party and InSight shall select a third accountant ("Third Accountant") to audit InSight's determination of the AHS Prepayment Amount, at InSight's sole cost and expense; provided,
                                                                  --------
however, that the findings of such Third Accountant shall be binding on InSight
- -------
and such GE Party (if such GE Party and InSight cannot agree on who shall be the Third Accountant, then the Third Accountant shall be selected by an arbitrator that is selected by the Commercial Panel of the American Arbitration Association). If it is determined by such Third Accountant that an additional payment by InSight is required, then InSight shall make such additional payment to such GE Party within five days of the receipt of the results of such Third Accountant's audit. If it is determined by such Third Accountant that InSight has overpaid, then such GE Party shall immediately apply such overpayment towards repayment of the Liabilities of InSight hereunder.

           (c) The fees and expenses of GE Party's Accountant shall be borne by such GE Party, unless as a result of any such audit, it is determined that the AHS Prepayment Amount, as determined by GE Party's Accountant, exceeds the amount determined by InSight by at least $50,000, in which event the fees and expenses of GE Party's Accountant shall be borne by InSight.

     4.3   Payments.  All payments to be made by InSight shall be made without
           --------
set-off, recoupment or counterclaim in immediately available funds pursuant to the Automatic Drafting Agreement between InSight and GE Medical.


                                   ARTICLE 5
                         CONDITIONS PRECEDENT; CLOSING
                         -----------------------------

     5.1   Conditions Precedent to Obligations of GE Parties.  The obligations
           -------------------------------------------------
of the GE Parties to consummate the transactions contemplated hereby shall be subject to satisfaction of each of the following conditions (which may be waived specifically in writing by the GE Parties in whole or in part) at or prior to the Closing Date:

          (a)  Release and Settlement Agreement.   AHS, MHC and the MHC First-
               --------------------------------
Tier Subsidiaries shall have executed and delivered a Release and Settlement Agreement in substantially the form attached hereto as Exhibit 5.1 (a) (the "Release and Settlement Agreement").

          (b)  Termination Agreements.  AHS, MHC and the MHC First-Tier
               ----------------------
Subsidiaries shall have executed and delivered Termination Agreements with respect to the release of certain obligations of (i) AHS set forth in Sections
2.2 hereti and (ii) MHC and the MHC First-Tier Subsidiaries hereto as Exhibit 2.1(1).

          (c) Term Note.  AHS shall have executed and delivered the AHS and
              ---------
Amended Restated Term Note in substantially the form attached hereto as Exhibit
2.1 (1).

          (d)  Guaranties.  (i)  AHS shall have executed and delivered a
               ----------
Guaranty in favor of GE Medical, in substantially the form attached hereto as
Exhibit 5.1(d)(i) (the "AHS Guaranty"), guaranteeing the obligations of MHC and the MHC First-Tier Subsidiaries to GE Medical and (ii) MHC shall have executed and delivered a Joint and Several Guaranty in favor of the GE Parties, in substantially the form attached hereto as Exhibit 5.1(d)(ii) (the "Maxum Guaranty"), guaranteeing the obligations of AHS to the GE Parties.

          (e)  InSight Master Addendum.  InSight, AHS and MHC shall have
               -----------------------
executed and delivered the InSight Master Addendum.

          (f)  Philips Certificate and Consent.  PCC shall have executed and
               --------------------------------
delivered a certificate and consent (the "Philips Certificate") in form and content satisfactory to the GE Parties.

          (g)  Severance Payments.   InSight shall have delivered evidence
               ------------------
satisfactory to the GE Parties that the aggregate amount of severance payments made by the Credit Parties to their employees in connection with the transactions contemplated by the Merger Agreement, the PS Acquisition Agreement or this Agreement does not exceed $500,000.

          (h)  Warranties True; Covenants Performed.   Each of the
               ------------------------------------
representations and warranties made by the Credit Parties and set forth in this Agreement, the Schedules and Exhibits attached hereto, any of the other Restructuring Documents or otherwise made in writing in connection herewith shall be true and correct in all material respects at and as of the Closing Date, and the covenants required by this Agreement or any of the other Restructuring Documents to be performed and complied with by the Credit Parties as of the Closing Date shall have all been performed and complied with in all material respects.

          (i)  Credit Parties' Consents, Approvals and Authorizations.   All
               ------------------------------------------------------
governmental and third party consents, approvals and authorizations necessary in connection with the valid execution, delivery and performance of this Agreement and the other Restructuring Documents by the Credit Parties and in connection with the Merger shall have been obtained and shall be in full force and effect.

          (j)  Unfavorable Action or Proceeding.  On the Closing Date, no action
               --------------------------------
or proceeding shall be pending or threatened against any of the Credit Parties and no unfavorable judgment, decree or order, in GE Medical's reasonable opinion, is likely to occur that would prevent or make unfavorable the consummation of the transactions contemplated by this Agreement and the other Restructuring Documents, cause the transactions contemplated by this Agreement to be rescinded or have a Material Adverse Effect on any of the Credit Parties.

          (k)  Opinions of Counsel.  GE Medical shall have received the
               -------------------
favorable opinions of Arent Fox Kintner Plotkin & Kahn, counsel for AHS, in substantially the form attached hereto as Exhibit 5.1(k)(i), and Storey Armstrong Steger & Martin, P.C., counsel for Maxum, in substantially the form attached hereto as Exhibit 5.1(k)(ii), each dated the Closing Date.

          (l)  Litigation.  The AHS Litigation and the Maxum Litigation shall
               ----------
have been settled on terms satisfactory to GE Medical and dismissed with prejudice.

          (m)  Obligations.  Except as otherwise specifically provided in this
               -----------
Agreement or in the other Restructuring Documents, all obligations of AHS, MHC and the MHC First-Tier Subsidiaries and their respective Affiliates under all leases, instruments and agreements with any of the GE Parties that shall have accrued and be payable as of the Closing Date shall have been paid by AHS, MHC and the MHC First-Tier Subsidiaries and their respective Affiliates.

          (n)  Charter Documents; Good Standing Certificates.  GE Medical shall
               ---------------------------------------------
have received copies of the respective charter documents of the Credit Parties, including all amendments thereto, certified by the Secretaries of State of their respective states of incorporation, and good standing certificates for each such Credit Party, issued by the Secretaries of State of the states where they are incorporated and qualified to do business, as set forth on Schedule 5.1(n).

          (o)  Default.  Except as set forth on Schedule 5.1(o) attached hereto,
               -------
there shall exist on the Closing Date no (i) Default or Event of Default, (ii) default under other Indebtedness involving an aggregate amount in excess of $100,000 or (iii) payment default under the AHS Location Obligations, AHS Chicago Loop Obligations, Seattle Gamma Knife Obligations, AHS Deferred Obligations, Maxum Deferred Obligations or Maxum Early Return Obligations.

          (p)  Officer's Certificate.  GE Medical shall have received a
               ---------------------
certificate of each of the Presidents of the Credit Parties, dated as of the Closing Date, in form acceptable to GE Medical, certifying to the GE Parties (i) the accuracy of the representations and warranties set forth in this Agreement and the other Restructuring Documents and compliance with such Credit Party's covenants set forth in this Agreement and the other Restructuring Documents that are required to be performed as of the Closing Date and (ii) as to such Credit Party's compliance with applicable health care laws, rules and regulations relating to the payment or receipt of illegal remuneration (collectively, the "Fraud and Abuse Laws") to the knowledge of such officer (which officer signing the certificate shall be sufficiently knowledgeable regarding such matters in the reasonable judgment of the GE Parties).

          (q)  Certificate of Incumbency.  GE Medical shall have received a
               -------------------------
certificate of each of the corporate Secretaries of the Credit Parties, dated as of the Closing Date, in form acceptable to GE Medical, certifying to the GE Parties (i) that attached thereto is a true and complete copy of the Articles of Incorporation and the Bylaws of such Credit Party, as in effect on the date of such certification, (ii) as to the incumbency and genuineness of the signatures of the officers of such Credit Party from the date hereof to the Closing Date and bearing the authentic signatures of all such officers who shall execute this Agreement and the other Restructuring Documents on behalf of such Credit Party,
(iii) as to the resolutions of the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Agreement and the other Restructuring Documents on behalf of such Credit Party and (iv) that such resolutions have not been amended or rescinded and remain in full force and effect.

     5.2  Conditions Subsequent of Obligations of GE Parties.  The obligations
          --------------------------------------------------
of the GE Parties to consummate the transactions contemplated hereby shall be subject to satisfaction of each of the following conditions (which may be waived specifically in writing by the GE Parties in whole or in part) immediately after the consummation of the transactions contemplated hereby:

          (a)  Merger Agreement.  The Merger shall have been consummated
               ----------------
strictly in accordance with the terms of the Merger Agreement, without any waiver or amendment of any term, provision or condition set forth therein (unless consented to by the GE Parties), and in compliance with all applicable laws.

          (b)  InSight Preferred Shares.  The AHS Shares and the Maxum Shares
               ------------------------
shall have been exchanged for all of the issued and outstanding InSight Preferred Shares.

     5.3  Conditions Precedent to Obligations of Credit Parties.  The
          -----------------------------------------------------
obligations of the Credit Parties to consummate the transactions contemplated hereby shall be subject to satisfaction of each of the following conditions (which may be waived specifically in writing by such Credit Parties in whole or in part) at or prior to the Closing Date:

          (a)  UCC Amendments and Termination Statements.  GE Medical shall have
               -----------------------------------------
filed UCC amendments and termination statements in appropriate jurisdictions.

          (b)  AHS Warrants and MHC Warrants.  GE Medical shall have surrendered
               -----------------------------
the AHS Warrants to AHS and the MHC Warrants to MHC for cancellation thereof.

     5.4  Closing.  The delivery of documents and instruments on the Closing
          -------
Date as contemplated hereby shall take place at 10:00 a.m. at the offices of McDermott, Will & Emery, counsel for the GE

Parties, located at 2049 Century Park East, Suite 3400, Los Angeles, California 90067.


                                   ARTICLE 6
               REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES
               ------------------------------------------------

     6.1  Representations and Warranties of AHS.  AHS represents and warrants
          -------------------------------------
to the GE Parties that:

          (a)  Authority; Binding Obligations.  AHS has the requisite corporate
               ------------------------------
power and authority, and has taken all necessary corporate and other actions, to enter into, execute, deliver and perform its obligations under this Agreement, the Release and Settlement Agreement and the other Restructuring Documents to which it is a party and to consummate the Merger. This Agreement, the Release and Settlement Agreement and each of the other Restructuring Documents to which AHS is a party, when executed and delivered, shall constitute the legal, valid and binding obligations of AHS, enforceable against AHS in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles).

          (b)  Compliance with Laws; No Conflict.  Except as set forth on
               ---------------------------------
Schedule 6.1(b) attached hereto, the execution, delivery and performance by AHS of this Agreement, the Release and Settlement Agreement and the other Restructuring Documents to which it is a party and the consummation of the Merger does not, by the lapse of time, the giving of notice or otherwise, directly or indirectly (i) constitute a violation of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to AHS, (ii) result in a default under or a breach of any provision contained in the Certificate of Incorporation or By-Laws of AHS or, any indenture, loan, mortgage, lease or deed of trust, agreement relating to the borrowing of monies, instrument, document or, to the knowledge of AHS, any agreement, to which AHS is now a party or by which it is bound, the violation or breach of which would in aggregate have a Material Adverse Effect on AHS or result in the creation or imposition of any material Lien upon any of the Property of AHS. AHS is not a party to, or otherwise subject to, any provision contained in any instrument evidencing Indebtedness of AHS or any agreement relating thereto or any other contract or agreement that limits the amount of, or otherwise imposes restrictions on, the incurrence of obligations by AHS that would have a Material Adverse Effect on the ability of AHS to perform its obligations hereunder or under any other Restructuring Document.

          (c)  Representations and Warranties in the Existing AHS Agreement.
               ------------------------------------------------------------
Except as set forth on Schedule 6.1(c) attached hereto, AHS hereby repeats and reaffirms all of the representations and warranties made by AHS in the Existing AHS Agreement and the PCC Agreement. Such representations and warranties are incorporated herein as if set forth and repeated in this Agreement.

     6.2  Representations and Warranties of MHC and MHC First-Tier
          --------------------------------------------------------
Subsidiaries. MHC and each of the MHC First-Tier Subsidiaries represent and warrant to the GE Parties that:

          (a)  Authority; Binding Obligations.  MHC and the MHC First-Tier
               ------------------------------
Subsidiaries have the requisite corporate power and authority, and have taken all necessary corporate and other actions, to enter into, execute, deliver and perform their respective obligations under this Agreement, the Release and Settlement Agreement and the other Restructuring Documents to which MHC or any of the MHC First-Tier Subsidiaries, as the case may be, is a party and to consummate the Merger. This Agreement, the Release and Settlement Agreement and each of the other Restructuring Documents to which MHC or any MHC First-Tier Subsidiary is a party, when executed and delivered, shall constitute the legal, valid and binding obligations of MHC and the MHC First-Tier Subsidiaries, enforceable against MHC and the MHC First-Tier Subsidiaries, in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles).

          (b)  Compliance with Laws; No Conflict.  The execution, delivery and
               ---------------------------------
performance by each of MHC and the MHC First-Tier Subsidiaries of this Agreement, the Release and Settlement Agreement and the other Restructuring Documents to which it is a party and the consummation of the Merger does not, by the lapse of time, the giving of notice or otherwise, directly or indirectly (i) constitute a violation of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MHC or any of the MHC First-Tier Subsidiaries, (ii) result in a default under or a breach of any provision contained in the Certificate of Incorporation or By-Laws of MHC or any of the MHC First-Tier Subsidiaries or any indenture, loan, mortgage, lease or deed of trust, agreement relating to the borrowing of monies, instrument, document or, to MHC's or such MHC First-Tier Subsidiary's knowledge, any agreement, to which MHC or such MHC First-Tier Subsidiary is now a party or by which it is bound, the violation or breach of which would in aggregate have a Material Adverse Effect on MHC or such MHC First-Tier Subsidiary or result in the creation or imposition of any material Lien upon any of MHC's or such MHC First-Tier Subsidiary's Property. Neither MHC nor any of the MHC First-Tier Subsidiaries is a party to, or otherwise subject to, any provision contained in any instrument evidencing Indebtedness of MHC or such MHC First-Tier Subsidiary or any agreement relating thereto or any other contract or agreement that limits the amount of, or otherwise imposes restrictions on, the incurrence of obligations by MHC or such MHC First-Tier Subsidiary that would have a Material Adverse Effect on the ability of MHC or such MHC First-Tier Subsidiary to perform its obligations hereunder or under any other Restructuring Document.

          (c)  Representations and Warranties in the Existing Maxum Agreement.
               --------------------------------------------------------------
Except as set forth on Schedule 6.2(c) attached hereto, MHC and each of the MHC First-Tier Subsidiaries hereby repeat and reaffirm all of the representations and warranties made by MHC and each of the MHC First-Tier Subsidiaries in the Existing Maxum

Agreement. Such representations and warranties are incorporated herein as if set forth and repeated in this Agreement.

     6.3  Representations and Warranties of InSight.  InSight represents and
          -----------------------------------------
warrants to the GE Parties that:

          (a)  Existence and Qualification; Power; Good Standing.  InSight is a
               -------------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. InSight has the requisite corporate power and authority to carry on its business as it is now being conducted. InSight is duly qualified and in good standing to do business in each jurisdiction in which the character of its properties or the character of its business requires such qualification, license or good standing. Schedule 6.3(a) sets forth InSight's chief executive office, (ii) principal place of business, and (iii) a complete list of all jurisdictions in which InSight is qualified to do business. InSight has previously delivered to the GE Parties complete and correct copies of the Certificate of Incorporation and Bylaws of InSight as currently in effect.

          (b)  Authority; Binding Obligations.  InSight has the requisite
               ------------------------------
corporate power and authority, and has taken all necessary corporate and other actions to enter into, execute, deliver and perform this Agreement and the other Restructuring Documents to which it is a party and to consummate the Merger. This Agreement and each of the other Restructuring Documents to which InSight is a party, when executed and delivered, will constitute the legal, valid and binding obligations of InSight, enforceable against InSight in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles).

          (c)  Compliance with Laws/No Conflict.  The execution, delivery and
               --------------------------------
performance by InSight of this Agreement and the other Restructuring Documents to which it is a party and the consummation of the Merger does not, by the lapse of time, the giving of notice or otherwise, directly or indirectly (i) constitute a violation of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to InSight, (ii) result in a default under or a breach of any provision contained in the Certificate of Incorporation or Bylaws of InSight or any instrument, document or agreement to which InSight is now a party or by which it is bound, the violation or breach of which would in the aggregate have a Material Adverse Effect on InSight or result in the creation or imposition of any material Lien upon any of InSight's Property.

          (d)  Absence of Indebtedness.  Except for this Agreement, InSight is
               -----------------------
not a party to, or otherwise subject to, any indenture, agreement or instrument relating to the borrowing of monies or otherwise evidencing any Indebtedness.

          (e)  Absence of Defaults.  InSight has not breached any material
               -------------------
provisions of, and is not in default in any material respect under the terms of, and has not engaged in any activity which would cause revocation or suspension of, any governmental license, franchise, permit or authorization and no action or proceeding seeking or contemplating the revocation or suspension of any such license, franchise, permit or authorization is pending or threatened. InSight is not in default under or in breach of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award that will have a Material Adverse Effect upon InSight. InSight is not in default, nor is any third party in default, under or with respect to any contract, agreement, lease or other instrument to which InSight is a party. No Default or Event of Default has occurred and is continuing.

          (f)  Consents and Approvals.  Except as set forth on Schedule 6.3(f)
               ----------------------
attached hereto, no consent, approval, permit, waiver, authorization or other action of or by any court or governmental or nongovernmental Person or entity, is required or will be necessary in connection with the execution, delivery or performance of this Agreement or any other Restructuring Document or for the consummation of the Merger except for the consents, approvals, permits, waivers, authorizations and other actions which have been duly obtained, taken, given or made and are in full force and effect.

          (g)  Liabilities.  InSight has no Indebtedness and has not guaranteed
               -----------
the obligations of any Person, except for money borrowed and other financial accommodations from the GE Parties.

          (h)  Burdensome Provisions; Disputes.  InSight is not (i) a party to
               -------------------------------
any contract, agreement or other instrument or subject to any charge, corporate restriction, judgment, decree or order that has a Material Adverse Effect on InSight, (ii) a party to any material labor dispute, (iii) the subject of any material pending or threatened strikes or walkouts relating to any labor contract or (iv) a party to any collective bargaining agreement. InSight is not bound by any provision of any applicable law or governmental regulation, that has a Material Adverse Effect upon InSight or, insofar as InSight can reasonably foresee, will have a Material Adverse Effect upon InSight.

          (i)  Joint Ventures.  InSight is not engaged in any joint venture or
               --------------
partnership with any Person.

          (j)  Subsidiaries and Affiliates.  InSight has no Subsidiaries or
               ---------------------------
Affiliates except as set forth on Schedule 6.3(j) attached hereto.

          (k)  Litigation or Claims.  Neither InSight nor InSight's properties,
               --------------------
businesses or assets is engaged in or a party to or threatened with any suit, action, proceeding, inquiry, enforcement action, investigation, claim or demand or legal, administrative, arbitration or other method of settling disputes or disagreements and InSight does not know, anticipate or have notice of any basis for any such action. InSight has not received written notice of any investigation, threatened or contemplated, by any federal or state governmental authority or agency, that remains unresolved.

          (l)  Brokers.  Except as set forth on Schedule 6.3(l) attached hereto,
               -------
to InSight's knowledge, all negotiations relating to this Agreement and the transactions contemplated hereby have been carried out without the intervention of any person on behalf of InSight in such manner as to give rise to any claim against the GE Parties or InSight for any brokerage or finder's fee, commission or other similar compensation.

          (m)  Corporate Records.  The corporate records and minute books of
               -----------------
InSight accurately reflect all material actions taken by the stockholders, the Board of Directors or any committee thereof.

          (n)  No Untrue or Inaccurate Representations or Warranties.  All
               -----------------------------------------------------
statements contained in any certificate, financial statement or other instrument delivered by or on behalf of InSight or any of the InSight Subsidiaries pursuant to or in connection with this Agreement or any of the other Restructuring Documents (including, without limitation, any such statements made in or in connection with any amendment hereto or thereto) shall constitute representations and warranties made by InSight or such InSight Subsidiary under this Agreement. The representations and warranties of InSight and each of the InSight Subsidiaries contained in this Agreement and the schedules and exhibits attached hereto and the other Restructuring Documents and the certificates and other written statements delivered pursuant to this Agreement or any of the other Restructuring Documents, or otherwise in connection with the transactions contemplated hereby or thereby, are accurate, correct and complete, and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements and information contained in this Agreement or any such schedules or exhibits attached hereto or any of the other Restructuring Documents or any of the certificates or other written statements delivered pursuant hereto or any of the other Restructuring Documents, as the case may be, not misleading.


                                   ARTICLE 7
                      COVENANTS AND CONTINUING AGREEMENTS
                      -----------------------------------

     7.1  Affirmative Covenants of InSight.  InSight covenants that at all
          --------------------------------
times until the Restructuring Termination Date:

          (a)  Payment of Indebtedness.  InSight shall pay and discharge, and,
               -----------------------
except as provided in the Amended AHS Agreement and the Amended Maxum Agreement, shall cause each of the InSight Subsidiaries to pay and discharge, all of its Indebtedness, including the Liabilities owed to the GE Parties, as and when due and payable except for such Indebtedness as is reasonably being contested and disputed by InSight or such InSight Subsidiary, as the case may be, provided that InSight shall have given the GE Parties written notice of such dispute and shall be diligently contesting such Indebtedness in good faith in an appropriate forum and proceeding. If such disputed Indebtedness is in excess of $100,000 in the aggregate, at any time, InSight shall give the GE Parties such additional assurances as the GE Parties reasonably deem necessary under the circumstances.

          (b)  Inspection Rights.  InSight shall permit, and shall cause each of
               -----------------
the InSight Subsidiaries to permit, the GE Parties and their respective agents and representatives to enter upon its premises at any time during usual business hours (or at such other times as may be reasonably requested by the GE Parties) upon at least three Business Days prior written notice to InSight or such InSight Subsidiary, exercisable as frequently as the GE Parties or any designated representative of the GE Parties may reasonably request (but in no event more often than once during each calendar quarter), for the purpose of inspecting all records, files and books of account of InSight and such InSight Subsidiary (and to make extracts from such records, files and books of account at the GE Parties' expense). All executive officers and other officers of InSight and each of the InSight Subsidiaries charged with knowledge of the financial condition of InSight or any such InSight Subsidiary shall make themselves available at all reasonable times to discuss, and provide all reasonable information requested by any of the GE Parties with respect to the business of InSight or such InSight subsidiary.

          (c)  Compliance with Laws.  InSight shall comply, and shall cause each
               --------------------
of the InSight Subsidiaries to comply, in a timely fashion with the requirements of all (i) applicable federal, state and local laws, rules and regulations, including those regarding the collection, payment and deposit of sales, employees' income, unemployment and social security taxes and other charges and those relating to environmental matters and health care matters and (ii) orders of any governmental authority having jurisdiction over InSight, where the failure to so comply may have a Material Adverse Effect upon InSight or any of the InSight Subsidiaries, or affect InSight's ability to perform its obligations under this Agreement or any of the other Restructuring Documents, unless the same is being contested in good faith by appropriate proceedings.

          (d)  Compliance with Agreements.  InSight shall perform, and except as
               --------------------------
provided in the Amended AHS Agreement and the Amended Maxum Agreement shall cause each of the InSight Subsidiaries to perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party where the failure to so perform or enforce could have a Material Adverse Effect upon InSight or such InSight Subsidiary. InSight shall not terminate or modify, and shall not permit any of the InSight Subsidiaries to terminate or modify, in any manner adverse to it any provision of any agreement or lease to which it is a party which termination or modification could reasonably be expected to have a Material Adverse Effect upon InSight or such InSight Subsidiary.

          (e)  Hazardous Materials Laws.  InSight shall comply, and shall
               ------------------------
require each of the InSight Subsidiaries to comply, in all material respects with all laws governing Hazardous Materials and shall promptly advise the GE Parties in writing of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, contemplated or threatened in writing pursuant to any applicable laws governing Hazardous Materials, (ii) any and all claims made or threatened in writing by any third party against InSight or any of the InSight Subsidiaries or their respective real property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials, and (iii) the discovery by any officer or employee of InSight or any of the InSight Subsidiaries of any occurrence or condition on any real property adjoining or in the vicinity of InSight's or such InSight Subsidiary's respective real property that could reasonably be expected to cause any real property of InSight or such InSight Subsidiary to be subject to any restrictions on the ownership, occupancy, transferability or use of such real property under any laws governing Hazardous Materials.

          (f)  Payment of Taxes.  Except as set forth on Schedules 6.1(c) and
               ----------------
6.2(c) attached hereto, InSight shall prepare and file, and shall cause each of the InSight Subsidiaries to prepare and file, all tax returns and pay and discharge at or before their due date, all taxes, assessments and other similar governmental levies, charges, fees and imposts, all liabilities for judgments, assessments and other governmental charges and all other obligations for the payment of money, which, if unpaid, might become a Lien on the Property of InSight or any of the InSight Subsidiaries (except those being contested in good faith by appropriate proceedings in which no material item or portion of such Property taken as a whole is in jeopardy of being seized, levied upon or forfeited prior to judgment). InSight shall maintain, and shall cause each of the InSight Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the foregoing obligations and liabilities.

          (g)  Preserve Accuracy of Representations and Warranties.  InSight
               ---------------------------------------------------
shall refrain, and shall cause each of the other Credit Parties to refrain, from any action or inaction that would render inaccurate any representation or warranty or any covenant contained in Sections 6.3(a), 6.3(c) and 6.3(m) of this Agreement.

          (h)  Maintenance of Existence.  InSight shall (i) preserve and
               ------------------------
maintain, and cause each of the InSight Subsidiaries to preserve and maintain, its separate corporate existence in the jurisdiction of its formation and all authorizations, rights, franchises, licenses, privileges, consents, approvals, orders, licenses, permits or registrations from any governmental agency that are necessary for the transaction of its business, except where the failure to so preserve and maintain would not have a Material Adverse Effect on InSight or any such InSight Subsidiary and (ii) qualify and remain qualified, and cause each of the InSight Subsidiaries to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or the ownership of its Property.

          (i)  Accounting Methods; Books and Records of Account.  InSight shall
               ------------------------------------------------
maintain, and shall cause each of the InSight Subsidiaries to maintain, its present customary system of accounting established and administered in accordance with GAAP and keep such books, records and accounts (which shall be true and complete) with respect to its business activities in reasonable detail as necessary to permit preparation of financial statements in conformity with GAAP.

          (j)  Further Assurances.  In addition to the acts contemplated
               ------------------
hereunder to be performed and executed by InSight, InSight hereby agrees, at any time and from time to time, to perform, execute and deliver, and to cause each of the InSight Subsidiaries to perform and execute upon request and in form and substance reasonably acceptable to the GE Parties, any and all such further acts, additional instruments or further assurances as may be reasonably necessary or proper to (i) promptly implement the intent of the parties under this Agreement and the other Restructuring Documents, (ii) promptly correct any defect, error or omission which may be discovered in this Agreement or any other Restructuring Document, and execute any and all additional documents as may be reasonably requested by the GE Parties to correct such defect, error or omission, or to identify any additional properties which are or become subject to this Agreement, the Amended AHS Agreement or the Amended Maxum Security Agreement, (iii) assure the GE Parties valid Liens and security interests on the Collateral referenced in this Agreement, the Amended AHS Agreement, the Amended Maxum Security Agreement, the AHS Financing Agreements and the Maxum Financing Agreements, (iv) create, perfect, preserve, maintain and protect the Liens created or intended to be created pursuant to this Agreement, the Amended AHS Agreement and the Amended Maxum Security Agreement and (v) provide the rights and remedies to the GE Parties granted or provided for by this Agreement, the Amended AHS Agreement, the Amended Maxum Security Agreement, the AHS Financing Agreements and the Maxum Financing Agreements. InSight shall pay, or cause the InSight Subsidiaries to pay, the costs of any recording or filing of any documents if required under this Section 7.1(j). Upon the occurrence and during the continuance of an Event of Default, InSight hereby irrevocably makes, constitutes and appoints the GE Parties (and all Persons designated by the GE Parties for that purpose) as InSight's true and lawful agents and attorneys-in-fact to sign the name of InSight on any Restructuring Document and to deliver any Restructuring Document to such Persons as the GE Parties, in their sole and absolute discretion, may elect. InSight agrees that a carbon, photographic, photostatic or other reproduction of this Agreement, the Amended AHS Agreement, the Amended Maxum Security Agreement, any AHS Financing Agreement, any Maxum Financing Agreement or a Financing Statement is sufficient as a Financing Statement.

          (k)  Insurance; Payment of Premiums.  InSight shall, at its sole cost
               ------------------------------
and expense, maintain in full force and effect the types of insurance coverages set forth on Schedule 7.1(k) attached hereto and shall cause each of the InSight Subsidiaries to maintain in full force and effect the insurance required by the terms of the Amended AHS Agreement and the Amended Maxum Agreement. All policies of insurance on the Property of InSight shall contain an endorsement in form and substance acceptable to the GE Parties.

          (l)  Litigation.  InSight shall indemnify and hold the GE Parties
               ----------
harmless from any and all losses, claims, damages, costs, expenses (including court costs and attorneys' fees) and obligations (including, without limitation, any loss of any right, title or interest of the GE Parties in and to the Collateral arising out of or related to, directly or indirectly, any litigation or the claim of any third party for alleged liabilities and/or obligations of InSight arising out of transactions or events affecting the Collateral;

provided, however, that if any of the GE Parties intervenes in such action,
- --------  -------
InSight shall not be liable to such GE Party for any expenses incurred by such GE Party, which for purposes of this Section 7.1(l) shall include attorneys' fees or court costs incurred by such GE Party but shall not include any damages or other losses incurred by such GE Party in connection with such litigation. InSight shall not be liable to any of the GE Parties for any losses, claims, damages, costs, expenses and obligations which are caused by the gross negligence or willful misconduct of such GE Party.

     7.2  Negative Covenants of InSight.  Without the prior written consent of
          -----------------------------
GE Medical, which GE Medical may or may not give, in its sole and absolute discretion, InSight covenants as follows:

          (a)  Change in the Nature or Conduct of Business.  InSight shall not
               -------------------------------------------
engage in any business other than that of owning the shares of capital stock of the InSight Subsidiaries and otherwise acting in accordance with this Agreement and the other Restructuring Documents to which it is a party.

          (b)  Mergers and Acquisitions.  InSight shall not, directly or
               ------------------------
indirectly, by operation of law or otherwise, merge or consolidate with or agree to merge or consolidate with, nor make any Major Acquisition or purchase or agree to purchase all or substantially all of the assets of, nor otherwise acquire, any corporation, partnership, or other business organization or division thereof.

          (c)  Distributions.  InSight shall not make any Distributions.
               -------------

          (d)  ERISA.  InSight shall not at any time, maintain, be obligated or
               -----
become obligated to contribute on behalf of its employees to, any Employee Pension Benefit Plan (as defined in Section 3(2) of ERISA).

          (e)  Increase in Salaries and Payment of Bonuses.  InSight shall not,
               -------------------------------------------
during any fiscal year of InSight, (i) increase the aggregate salaries of the officers, directors, and managers of InSight and the InSight Subsidiaries by an aggregate amount exceeding 20 percent of the aggregate salaries paid to such officers, directors and managers during the immediately preceding fiscal year or
(ii) pay bonuses to the officers, directors, managers or employees of InSight and the InSight Subsidiaries in excess of (A) $400,000 in the aggregate, provided that bonuses to each such officer, director, manager or employee shall not exceed 35 percent of such Person's base salary, in the event InSight's Consolidate Net Income was equal to or greater than $2,500,000 during the immediately preceding fiscal year, or (B) $250,000 in the aggregate, provided that bonuses to each such officer, director, manager or employee shall not exceed 20 percent of such Person's base salary, in the event InSight's Consolidated Net Income was less than $2,500,000 during the immediately preceding fiscal year; provided, however, that the foregoing limits on the
                       --------  -------
aggregate and individual amounts of bonuses shall not apply to the employees of InSight or any InSight Subsidiary (y) who are solely dedicated to an operating mobile-unit center or an operating fixed-unit center of InSight or such InSight Subsidiary and (z) whose employee bonus plans have been approved in writing by GE Medical.

          (f)  Capital Expenditures.  Except for capital expenditures made by
               --------------------
InSight pursuant to transactions with the GE Parties or their Affiliates, InSight shall not make capital expenditures in excess of $100,000 in the aggregate during any fiscal year of InSight.

          (g)  Leases.  InSight will not create, incur, or assume any obligation
               ------
for the payment of the rent or hire of Property under leases or lease agreements which would cause the aggregate amount of all payments by InSight pursuant to such leases or lease agreements to exceed $250,000 in any fiscal year of InSight.

          (h)  Transactions with Affiliates.  Except as specifically permitted
               ----------------------------
in this Agreement, InSight shall not enter into, or be a party to, any transaction with any stockholder or Affiliate of InSight, except in the ordinary course of and pursuant to the reasonable requirements of the business of InSight and the InSight Subsidiaries and upon fair and reasonable terms fully disclosed to GE Medical and no less favorable to InSight than would be obtained in a comparable arm's-length transaction with a Person not a stockholder or Affiliate of InSight.

          (i)  Adverse Agreements.  InSight shall not enter into any transaction
               ------------------
that is reasonably likely to have a Material Adverse Effect on the Collateral or InSight's ability to perform it obligations hereunder.

          (j)  Guarantees.  InSight shall not guarantee or in any way become
               ----------
liable, directly or indirectly, with respect to the obligations or liabilities of any Person, whether by guaranty, endorsement, agreement to purchase or repurchase, agreement to supply or advance funds or otherwise; provided,
                                                               --------
however, that the foregoing restriction shall not apply to (i) obligations
- -------
existing at the time of this Agreement which are disclosed in Schedule 7.2(j) attached hereto or (ii) endorsements of negotiable instruments for collection in the ordinary course of business.

          (k)  Liens; Negative Pledges; Sales and Leasebacks.  InSight shall not
               ---------------------------------------------
create, permit or suffer to exist, and InSight shall defend its Property against and take such other action as is necessary to remove, any Lien of any nature (whether pursuant to sale, lease, negative pledge, merger, consolidation, liquidation, dissolution or otherwise) on InSight's Property, whether now owned or hereafter acquired; provided, however, that the foregoing restrictions shall not apply to:

               (i) Liens for taxes, assessments and other similar charges which are not yet due and payable or which are being contested in good faith and for which reserves adequate under GAAP have been established;

               (ii) Liens of landlords, mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due or which are being contested in good faith and for which reserves adequate under GAAP have been established;

               (iii) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of statutory obligations or surety and appeal bonds; and

               (iv)   Liens consented to by the GE Parties.

          (l)  Indebtedness.  Except as set forth in Schedule 7.2(l) attached
               ------------
hereto, InSight shall not create, incur, assume or permit to exist any Indebtedness or evidence of Indebtedness, except for the Indebtedness owed to any of the GE Parties.

          (m)  Corporate Name.  InSight shall not change its corporate name.
               --------------

          (n)  Disposition of Property.  InSight shall not make any Disposition
               -----------------------
of any of its assets, properties, rights or claims, whether now owned or hereafter acquired in an amount exceeding $100,000 in the aggregate during any fiscal year of InSight.

          (o)  Capital Structure.  Except as specifically permitted in this
               -----------------
Agreement, InSight shall not (i) authorize for issuance, issue, sell or deliver any additional shares of its capital stock of any class or any securities or obligations convertible into shares of its capital stock of any class or issue or grant any option, warrant or other right to purchase any shares of its capital stock of any class or (ii) split, combine or reclassify any shares of its capital stock of any class or redeem or otherwise acquire, directly or indirectly, any shares of its capital stock of any class.

          (p)  Joint Ventures and Partnerships.  InSight shall not form or
               -------------------------------
create, or become a member of or a partner in, any joint venture or partnership.

          (q)  Severance Payments.  InSight and the InSight Subsidiaries shall
               ------------------
not make severance payments to their employees in connection with the transactions contemplated by the Merger Agreement, the PS Acquisition Agreement or this Agreement in excess of $500,000 in the aggregate, which aggregate amount shall include the severance payments made in connection with the transactions contemplated by the Merger Agreement and the PS Acquisition Agreement prior to the Closing Date.

     7.3  Payment of Charges.  Except as otherwise provided in Section 7.4 or
          ------------------
elsewhere in this Agreement and except as otherwise provided in the next succeeding sentence, InSight shall pay all charges, whether payable on account of the execution, delivery or performance of this Agreement and the other Restructuring Documents, the creation of any of the Liabilities hereunder by reason of any existing or hereafter enacted federal, state or other regulation or statute or otherwise, promptly when due where the failure to so pay would have a Material Adverse Effect upon InSight. Except as provided in Section 7.4, InSight shall pay promptly when due all withholding taxes, whether relating to payment of employee wages or otherwise (collectively, the "Withholding Charges"). InSight shall indemnify the GE Parties and hold the GE Parties harmless from and against liability in connection with any and all charges (including any amount that may be asserted under sections 3505 and 6672 of the Internal Revenue Code and any comparable provisions under state or local law). In the event that InSight fails to pay any charges described in this Section 7.3 or fails to obtain promptly the discharge of such charges, InSight shall so advise the GE Parties in writing and, whether or not InSight so advises the GE Parties, the GE Parties may, in their sole and absolute discretion, without waiving or releasing any obligation or liability of InSight hereunder or any Default or Event of Default, make such payment or any part thereof, or obtain such discharge and take any other action with respect thereto that the GE Parties reasonably deem advisable; provided, however, that the GE Parties shall
                                   --------  -------
provide InSight with ten (10) days' prior notice before paying any charge of a type described in this Section 7.3. All amounts so paid by the GE Parties and any related expenses, including attorneys' fees, court costs and other charges, shall be payable, upon demand, by InSight to the GE Parties.

     7.4  Contesting Charges.  Except as otherwise provided below, InSight may
          ------------------
dispute any charges without prior payment, even if such non-payment may cause a Lien to attach to InSight's Property, provided that InSight shall have given the GE Parties written notice of said dispute and shall be diligently contesting the same in good faith in an appropriate forum and proceeding. If such disputed charges are in excess of $100,000 in the aggregate, at any time, InSight shall give the GE Parties such additional assurances as the GE Parties reasonably deem necessary under the circumstances. If the charge disputed is a Withholding Charge, and during the pendency of such dispute the appropriate taxing authority asserts liability against any of the GE Parties in relation to the disputed Withholding Charge, then InSight shall, if reasonably required by any of the GE Parties, immediately pay the disputed Withholding Charge liability, and thereafter shall only contest such Withholding Charge through an alternative method.

     7.5  Survival of Liabilities Upon Termination of Agreement.  Except as
          -----------------------------------------------------
otherwise expressly provided in this Agreement, no termination or cancellation (regardless of cause or procedure) of this Agreement shall in any way affect or impair the powers, obligations, duties, rights, and Liabilities of any of the Credit Parties or any of the GE Parties that accrued and remain unperformed as of the Restructuring Termination Date.

     7.6  Requests for Consent of GE Parties.  Any request by InSight for the
          ----------------------------------
written consent of the GE Parties prior to taking any action prohibited by
Section 7.2 hereof as described in such Section, shall be in writing and shall include a detailed description that is reasonably acceptable to the GE Parties of the proposed action to be taken by InSight. The GE Parties shall accept or reject, in their sole and absolute discretion, such request within 10 Business Days following the GE Parties' receipt of InSight's request for consent; provided, however, that
                                                      --------  -------
any failure by the GE Parties to respond to such request shall be deemed to be a rejection thereof.


                                   ARTICLE 8
                    INFORMATION AND REPORTING REQUIREMENTS
                    --------------------------------------

     Unless GE Medical shall otherwise consent in writing, InSight shall furnish to GE Medical at GE Medical's addresses provided in Section 10.12 until the Restructuring Termination Date, the following:

     8.1  Financial Statements.  InSight shall prepare, or cause the
          --------------------
preparation of, and deliver to GE Medical the following financial statements that have been prepared in accordance with GAAP (the financial statements referred to in this Agreement shall be on a consolidated and consolidating basis in accordance with GAAP):

          (a)  Audited Year-End Financial Statements.  For each fiscal year of
               -------------------------------------
InSight, as soon as available, but not later than 105 days after the end of InSight's fiscal year, InSight shall deliver the audited balance sheet of InSight as at the end of such fiscal year together with related statements of income, cash flows and stockholders' equity for the 12-month period then ended, setting forth in comparative form the figures as at the end of and for the previous fiscal year, in each case accompanied by an auditor's report thereon that is certified by a firm of independent certified public accountants of recognized national standing which report shall be in scope and substance reasonably satisfactory to GE Medical, and, as soon as available, but not later than 60 days after the close of InSight's fiscal year, an unaudited preliminary draft of the balance sheet of InSight as at the end of such fiscal year together with preliminary drafts of such related statements of income and retained earnings and cash flows.

          (b)  Quarterly Financial Statements.  As soon as available, but not
               ------------------------------
later than 60 days after the end of the first three (3) fiscal quarters of each fiscal year of InSight, InSight shall deliver the unaudited balance sheet of InSight as at the end of such quarterly period and the related statements of income, cash flows and stockholders' equity of InSight for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year, prepared in accordance with GAAP, subject only to normal year-end auditing adjustments, and in form as GE Medical may reasonably request.

          (c)  Officer's Certificate.  Concurrently with each delivery of said
               ---------------------
annual audited financial statements, InSight shall deliver a certificate of InSight's chief financial officer stating that (i) to his knowledge such financial statements are complete and correct in all material respects and present fairly, in accordance with GAAP (except for changes that have been approved in writing by

InSight's accountants) the financial position of InSight as at the end of such fiscal year and the results of operations of InSight for such fiscal year and
(ii) a review of the activities of InSight and the InSight Subsidiaries during the fiscal year has been made under his supervision with a view to determining whether InSight and the other Credit Parties have observed, performed and fulfilled in all material respects the covenant, obligation and agreement contained in this Agreement and that he is not aware of the occurrence or existence of any condition or event that constitutes a Default or an Event of Default, or, if he is aware of such condition or event, the nature thereof, when it occurred, whether it is continuing and the steps being taken by InSight or any of the other Credit Parties with respect to such event or failure.

     8.2  Public Documents.  Promptly after the sending or filing thereof, as
          ----------------
the case may be, copies of any definitive proxy statements, financial statements or reports which InSight sends to its shareholders; and copies of any regular, periodic and special reports or registration statements which InSight files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor or any national securities exchange.

     8.3  Other Reports.  From time to time and promptly upon each request,
          -------------
such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the Collateral or the business, assets, financial condition or results of operation of InSight and the InSight Subsidiaries as GE Medical may reasonably request.

     8.4  Certain Notices.  InSight shall notify GE Medical in writing
          ---------------
promptly, but in no event later than ten Business Days upon learning of (a) any litigation commenced against InSight, its officers, directors or shareholders that may have a Material Adverse Effect upon InSight, the Collateral or the GE Parties' Liens on the Collateral, whether or not the claim is considered by InSight to be covered by insurance, and InSight shall also notify GE Medical in writing promptly upon learning of any threatened litigation against InSight in which the claim against InSight exceeds $100,000 or which might have a Material Adverse Effect on InSight, the Collateral or the GE Parties' Liens on the Collateral; (b) any Default or Event of Default known to InSight, or any event which with the passage of time or giving of notice or both would constitute a Default or Event of Default; (c) any default by InSight or any of the InSight Subsidiaries under any material agreement other than this Agreement or the other Restructuring Documents to which any of them is a party or by which any of them or any of their properties may be bound that is reasonably likely to have a Material Adverse Effect on InSight or such InSight Subsidiary; (d) any facts or circumstances which come to InSight's attention and which cause, or through the passage of time may cause, any of InSight's representations and warranties set forth in this Agreement to be untrue or misleading at any time other than facts or circumstances permitted by the terms of this Agreement or any of the Restructuring Documents or otherwise consented to by the GE Parties; (e) any penalty assessed against InSight by any federal, state or local government agency which could have a Material Adverse Effect on InSight; (f) any notice received from any federal, state or local government agency of any violation by InSight of any federal, state or local law or regulation, the commencement of any proceedings or investigations by or before any governmental on nongovernmental body affecting InSight, or any of the InSight Subsidiaries, or any of their respective properties, assets or businesses, in which the damages claimed or the potential liability would be reasonably likely to exceed $100,000 and which could have in the aggregate with other actions, suits and proceedings, a Material Adverse Effect on InSight or any of the InSight Subsidiaries; (g) any violation by InSight of any such law or regulation of which InSight becomes aware, which violation could result in the assessment of a penalty or the revocation of a registration or license of InSight by any federal, state or local government agency, which would have a Material Adverse Effect on InSight; and (h) any other event or condition having a Material Adverse Effect on (i) InSight, (ii) the aggregate value of the Collateral or (iii) the security interests created under the Amended AHS Agreement or the Amended Maxum Security Agreement.


                                   ARTICLE 9
                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES
                    --------------------------------------

     9.1  Event of Default.  The occurrence of any one or more of the following
          ----------------
events (regardless of the reason therefor) shall constitute an "Event of Default":

          (a) InSight fails to pay within 15 days after the same becomes due any amount owed to any of the GE Parties (collectively, the "InSight Payment Obligations");

          (b) Except as provided in Section 9.1(a) above, InSight shall fail or neglect to perform, keep or observe, in any material respect, any other term, provision, condition, covenant, duty or obligation contained in Section 7.2 of this Agreement which is required to be performed, kept or observed by InSight;

          (c) Except as provided in Sections 9.1(a) and 9.1(b) above, InSight shall fail or neglect to perform, keep or observe, in any material respect, any other term, provision, condition, covenant, duty or obligation contained in this Agreement which is required to be performed, kept or observed by InSight and, with respect to any breach of any condition, covenant, duty or obligation contained in this Agreement, such breach shall not have been remedied to GE Parties' satisfaction within 30 days after GE Medical has delivered written notice of such breach to InSight;

          (d) Any event of default or any event which upon lapse of time, notice or otherwise would constitute an event of default, under any agreement to which InSight is a party shall occur and is reasonably likely to have a Material Adverse Effect on InSight;

          (e) Any representation or warranty contained in this Agreement or any statement, report, financial statement or certificate made or delivered by InSight or any of its officers, employees or agents to the GE Parties shall be untrue, incorrect or incomplete in any material respect or shall be misleading in any material respect, in each case, as of the time when made;

          (f) There occurs, in the reasonable judgment of the GE Parties, any change in the business, assets, financial condition or results of operation of InSight or any of the InSight Subsidiaries which constitutes a material adverse change from the business, assets, financial condition or results of operation of InSight and the InSight Subsidiaries as a whole existing as of the Closing Date;

          (g) InSight's Property, or any material portion of it, shall be attached, seized, levied upon or subjected to a judgment Lien, execution Lien, writ or distress warrant which exceeds $100,000 in value and which is not released or bonded off by InSight before it may be executed upon, or such Property, or any portion of it, shall come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of InSight for a continuous period of 45 consecutive days, and the same shall not be released or otherwise cured to the satisfaction of the GE Parties within 10 days thereafter;

          (h) (i) InSight or any of the InSight Subsidiaries shall (A) commence a voluntary case or involuntary case under the Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law; (B) apply for or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, agent or other similar official for InSight or any of the InSight Subsidiaries for any material part of InSight's or such InSight Subsidiary's respective assets, and any such application or proceeding shall not be dismissed or stayed within the next 60 consecutive days; (C) make any assignment for the benefit of creditors; (D) commence any case or proceeding for dissolution, liquidation or termination; (D) have concealed, removed or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law; (F) admit in writing its inability to pay, or generally not be paying, its debts as they become due; or
(G) take any corporate action for the purposes of effecting any of the foregoing; or

              (ii) A case or other proceedings shall be commenced involuntarily against InSight or any of the InSight Subsidiaries in any court of competent jurisdiction seeking (A) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of InSight or any of the InSight Subsidiaries or of all or any substantial part of the assets, domestic or foreign, of InSight or any of the InSight Subsidiaries and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against InSight or any of the InSight Subsidiaries (including, without limitation, an order for relief under such federal bankruptcy laws) shall be entered.

          (i) Except as permitted in Section 7.4, a notice of Lien, levy or assessment with respect to all or any material portion of InSight's assets shall be filed of record by the United States, or any department, agency or instrumentality thereof, or by the Pension Benefit Guaranty Corporation or any Person succeeding to its functions under ERISA or by any state, county, municipal or other governmental agency;

          (j) InSight shall cease to conduct its business substantially as now conducted, or shall be enjoined, restrained, or in any way prevented by court order from conducting all or any material part of its business affairs for a period of time in excess of 30 consecutive days;

          (k) A final, unappealable judgment or order shall be entered against InSight for the payment of money which exceeds more than $250,000 in the aggregate and each such judgment is not vacated, stayed, bonded, paid or discharged within 60 consecutive days following the entry thereof and at all times thereafter;

          (l) Any material provision of the AHS Guaranty or the Maxum Guaranty for any reason ceases to be valid and binding on the obligors thereunder or any such obligor so states in writing, unless any such provision has been waived in writing by the GE Parties;

          (m) An "Event of Default" under the Amended AHS Agreement or any AHS Financing Agreement shall occur and be continuing and not be waived by any of the GE Parties;

          (n) An "Event of Default" under the Amended Maxum Agreement or any Maxum Financing Agreement shall occur and be continuing and not be waived by any of the GE Parties; or

          (o) An "Event of Default" under the Amended Maxum Security Agreement shall occur and be continuing and not be waived by any of the GE Parties.

     9.2  Default Rate of Interest; Late Fee.
          ----------------------------------

          (a) From and after the occurrence, and during the continuation, of an Event of Default constituting a nonmonetary Event of Default, and the delivery by GE Medical to InSight of notice thereof, the InSight Payment Obligations shall continue to bear interest at the Default Rate.

          (b) In addition to the Default Rate charged under Section 9.2(a) above, from and after the occurrence of an Event of Default under Section 9.1(a) hereof, InSight shall pay to GE Medical on demand a late charge in an amount equal to five percent of the amount of such overdue payment (unless otherwise limited by applicable law).

          (c) InSight's payment of any sums based on the Default Rate pursuant to Section 9.2(a) above or any late fee pursuant to Section 9.2(b) above shall not cure a default or limit any of the rights of the GE Parties to pursue any of their remedies hereunder in connection therewith.

     9.3  Remedies.  Upon the occurrence of an Event of Default, the GE Parties
          --------
shall have the following rights and remedies:

          (a) the GE Parties shall have the right to declare all or any portion of the Liabilities of the Credit Parties owed to the GE Parties immediately due and payable, whereupon all or any portion of such Liabilities, as appropriate, shall become due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Credit Parties.

          (b) The GE Parties and their respective agents and representatives shall have the right to enter upon the premises of each of the Credit Parties, and such Credit Party shall use reasonable efforts to cause the GE Parties and their respective agents and representatives to have the right to enter upon the premises of any other place or places where the Collateral is located and kept through self-help and without judicial process without first obtaining a final judgment or giving such Credit Party notice and opportunity for a hearing on the validity of the GE Parties' claims and without any obligation to pay rent to such Credit Party or such Credit Party's lessee.

          (c) The GE Parties and their respective agents and representatives shall have the right to remove the Collateral to the premises of the GE Parties or any agent of the GE Parties, for such time as the GE Parties may desire, in order to collect or dispose of the Collateral.

          (d) In addition to all of their other rights and remedies under this Agreement and the other Restructuring Documents and applicable law, the GE Parties shall have all of the rights and remedies of a secured party under the UCC of the state in which such rights and remedies are asserted, all of which rights and remedies shall be cumulative and none exclusive, to the fullest extent permitted by law.

          (e) Until the GE Parties are able to effect a sale, lease or other disposition of the Collateral, the GE Parties shall have the right to use or operate the Collateral, or any part thereof, to the extent that the GE Parties deem appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the GE Parties. The GE Parties shall have no obligation to any Credit Party to maintain or preserve the rights of such Credit Party as against third parties with respect to the

Collateral while the Collateral is in the possession of the GE Parties. The GE Parties may, if they so elect, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the GE Parties' remedies with respect to such appointment without prior notice or hearing.

          (f) The GE Parties shall have the right to sell, lease or otherwise dispose of all or any Collateral in its then existing condition, or after any further assembly, manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as the GE Parties, acting in a commercially reasonable manner, may deem advisable and as permitted by applicable law. Such sales may be adjourned and continued from time to time with or without notice. The GE Parties and their respective agents and representatives shall have the right to conduct such sales on each of the Credit Parties' premises or elsewhere and shall have the right to use such Credit Party's premises, and InSight shall use reasonable efforts to cause any lessee of the Collateral to permit the GE Parties and their respective agents and representatives to conduct sales on lessee's premises and use such lessee's premises, without charge for such sales for such time as the GE Parties deem necessary or advisable. Each of the Credit Parties' rights under all licenses and certificates of need, to the extent transferable, and all franchise agreements shall inure to the GE Parties' benefit. The GE Parties may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Liabilities of the Credit Parties owed to the GE Parties. Except as otherwise provided by law, the proceeds realized from the sale of any Collateral may be applied by the GE Parties first to the reasonable costs, expenses, and attorneys' fees and expenses incurred by the GE Parties for collection and for acquisition, completion, protection, removal, storage, sale, and delivery of Collateral, and then to any principal and interest due on the Liabilities of the Credit Parties owed to the GE Parties, as the GE Parties, in their sole and absolute discretion, may elect. If any deficiency shall exist after the application of such proceeds, the Credit Parties shall remain liable to the GE Parties therefor.

     9.4  Notice of Disposition of Collateral.  Any notice required to be given
          -----------------------------------
by the GE Parties of a sale, lease or other disposition of the Collateral, or any other intended action by the GE Parties, which is given in accordance with
Section 10.12, 15 days prior to such proposed action, or such longer period as shall be specified by applicable law, shall constitute commercially reasonable and fair notice thereof to the Credit Parties.

     9.5  Right of Set-Off.  Upon the occurrence and during the continuance of
          ----------------
any Event of Default, the GE Parties are hereby authorized at any time and from time to time, to the fullest extent permitted by law, upon three Business Days prior written notice to the Credit Parties, to set-off, appropriate and apply any and all funds in the possession of any of the GE Parties, all deposits

(general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by any of the GE Parties to or for the credit or the account of the Credit Parties, against any and all of the Liabilities of the Credit Parties owed to the GE Parties now or hereafter existing that are then due and payable, whether by maturity or acceleration, irrespective of whether or not (a) any of the GE Parties shall have made or be entitled to make any demand under the Restructuring Documents or other applicable agreements or (b) any of the GE Parties shall have declared the principal of and interest under the Restructuring Documents and such other Liabilities due hereunder and thereunder to be due and payable and although such obligations and Liabilities, or any of them shall be contingent or unmatured. The exercise by any of the GE Parties of the aforesaid right of set-off shall be effective as of the time such GE Party restricts such Credit Party's access to any such deposits. The rights of the GE Parties under this Section 9.5 are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which the GE Parties may have under the Restructuring Documents, other applicable agreements and applicable law.

     9.6  Appointment of GE Parties as Credit Parties' Lawful Attorneys.  Each
          -------------------------------------------------------------
of the Credit Parties hereby irrevocably designates, makes, constitutes and appoints each of the GE Parties and all Persons designated by such GE Party as such Credit Party's true and lawful agent and attorney-in-fact during the continuance of a Default or an Event of Default for the purposes set forth in this Section 9.6. Accordingly, upon and after the occurrence of an Event of Default, any GE Party or its agent designated by such GE Party for purposes of this Section 9.6 may, without notice to such Credit Party, and at such time or times as such GE Party or said agent in its sole and absolute discretion may determine, in such Credit Party's or such GE Party's name: (a) take control, in any manner, of any item of payment or proceeds of the Collateral, (b) prepare, file, and sign such Credit Party's name on any proof of claim or similar document in any bankruptcy, insolvency, reorganization or similar case against any Person indebted to such Credit Party, (c) prepare, file, and sign such Credit Party's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Collateral, (d) do all acts and things necessary, in such GE Party's sole and absolute discretion, to fulfill such Credit Party's obligations under this Agreement and the other Restructuring Documents, (e) endorse such Credit Party's name upon any of the items of payment or proceeds and deposit the same to the account of such GE Party on account of Liabilities, (f) endorse such Credit Party's name upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Collateral and (g) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Collateral to which such Credit Party has access.

     9.7  GE Medical as GE Capital's Attorney-in-Fact.  The parties hereto
          -------------------------------------------
acknowledge that (a) GE Capital has appointed GE Medical and all Persons designated by GE Medical as GE Capital's true and lawful agent and attorney-in-fact for the purposes of this Agreement and the other Restructuring Documents and (b) GE Medical or its agent designated by GE Medical for purposes of this Agreement may do all acts and things necessary, in GE Medical's sole and absolute discretion, to exercise and fulfill GE Capital's rights and obligations under this Agreement and the other Restructuring Documents.


                                  ARTICLE 10
                                 MISCELLANEOUS
                                 -------------

     10.1  Survival of Representations and Warranties of Credit Parties.  All
           ------------------------------------------------------------
representations and warranties of the Credit Parties contained in this Agreement shall survive the execution, delivery, and acceptance of this Agreement by the parties hereto and the consummation of the transactions described herein or related hereto and shall expire on the Restructuring Termination Date.

     10.2  Modification of Agreement; Sale of Interest.  This Agreement may not
           -------------------------------------------
be modified, altered or amended except by an agreement in writing signed by the Credit Parties and the GE Parties. None of the Credit Parties may sell, assign or transfer this Agreement or any of its rights, title, interests, remedies, powers or duties hereunder or thereunder, and any such attempted or purported sale, assignment or transfer shall be void and of no effect. The Credit Parties hereby consent to the participation, sale, assignment, transfer or other disposition by one or both of the GE Parties of this Agreement or of any such GE Party's rights, title, interests, remedies, powers or duties hereunder.

     10.3  Expenses.
           --------

           (a)  Notwithstanding the provisions of paragraphs (b) or (c) of this
Section 10.3, each of AHS and MHC shall reimburse to GE Medical an amount equal to 40 percent of the legal costs incurred by GE Medical in connection with the transactions contemplated by this Agreement and the other Restructuring Documents from and after July 1, 1995. Such payments shall be made by AHS and MHC within 30 days of the receipt by AHS or MHC, as the case may be, of GE Medical's invoice with respect to such legal costs, whether or not such transactions are consummated. With respect to all other costs and expenses, each party to this Agreement shall pay its own costs and expenses incidental to
(i) the preparation and negotiation of this Agreement and the other Restructuring Documents and (ii) the consummation of the transactions contemplated by this Agreement and the other Restructuring Documents.

           (b)  Except as specifically set forth in paragraph (a) of this
Section 10.3, if, upon or after the occurrence or existence of an Event of Default, any of GE Medical employs counsel for advice or other representation or incurs other professional costs and expenses in connection with:

               (i) any litigation, contest, dispute, suit, case, proceeding or action (whether instituted by any GE Party, any Credit Party or any other Person) in any way relating to the Collateral, this Agreement, the other Restructuring Documents or any Credit Party's affairs, including, without limitation, any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against any Credit Party under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law;

               (ii) any attempt to enforce any rights of any of the GE Parties against any Credit Party, any other Person that may be or become obligated to any of the GE Parties by virtue of this Agreement or any of the other Restructuring Documents, including, without limitation, any attempt to enforce such rights in connection with a case commenced by or against any of the foregoing under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law; and/or

               (iii) the protection, collection, sale, liquidation or other disposition of the Collateral;

then, in any such event, the professional fees arising from such services, and all expenses, costs, charges and other fees incurred by any of the GE Parties arising in connection with or relating to any of the events or actions described in this Section 10.3 shall be payable by the Credit Parties to any of the GE Parties on demand and shall constitute Liabilities of InSight and of AHS, MHC and the MHC First-Tier Subsidiaries secured by the Collateral.

          (c) Without limiting the generality of the foregoing, the expenses, costs, charges, and fees described above in this Section 10.3 may include (i) attorneys' fees, accountants' fees, appraisers' fees and any other professional costs and expenses, (ii) stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the other Restructuring Documents, (iii) costs and expenses of UCC and Lien searches and reports, (iv) court costs and expenses, photocopying and duplicating expenses, (v) court reporter fees, costs and expenses, (vi) long distance telephone charges, (vii) air express and other delivery charges, (viii) telegram and telex charges, (xi) secretarial overtime charges and (x) expenses for travel, lodging and food paid or incurred in connection with the performance of such services referred to in clauses (i) through (ix) of this Section 10.3. The Credit Parties agree to save the GE Parties harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any such professional costs, expenses, fees and taxes.

     10.4  Automatic Drafting.  After the occurrence and during the continuance
           ------------------
of a Default or an Event of Default, all payments now or hereafter required to be made by the Credit Parties pursuant to this Agreement, any of the other Restructuring Documents or any other agreement between any Credit Party and any GE Party shall be made pursuant to the Automatic Drafting Agreement between such Credit Party and such GE Party.

     10.5  Waivers by GE Parties; Cumulative Remedies.  The GE Parties' failure,
           ------------------------------------------
at any time or times hereafter, to require strict performance by any Credit Party of any provision of this Agreement, shall not waive, affect or diminish any right of the GE Parties thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the GE Parties of an Event of Default under this Agreement shall not suspend, waive or affect any other Event of Default by any Credit Party under this Agreement whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants, and representations of the Credit Parties contained in this Agreement nor any Event of Default by the Credit Parties under this Agreement shall be deemed to have been suspended or waived by the GE Parties unless such suspension or waiver is in writing signed by the GE Parties which designates the specific suspension or waiver. The rights and remedies hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or which the GE Parties would otherwise have.

     10.6  Waivers by Credit Parties.  Except as otherwise provided in this
           -------------------------
Agreement, each of the Credit Parties waives: (a) presentment, demand, and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper, and guaranties at any time held by any of the GE Parties under or pursuant to which such Credit Party may in any way be liable, and such Credit Party hereby ratifies and confirms whatever any of the GE Parties may do in this regard; (b) notice prior to taking possession or control of the Collateral or any bond or security that might be required by any court prior to allowing the GE Parties to exercise any of their remedies; and (c) the benefit of all valuation, appraisement, and exemption laws. If and to the extent that any obligation of each of the Credit Parties to any of the GE Parties shall be considered an obligation of guaranty or suretyship, then the following waivers shall apply:

               (i) Such Credit Party agrees that no election to proceed in one form of action or against any party or on any obligation shall constitute a waiver of any GE Party's right to proceed in any other form of action for a deficiency, except to the extent such GE Party realizes payment by such action, notwithstanding the effect of such action upon such Credit Party's rights of subrogation, reimbursement or indemnity, if any, against any Person; and

               (ii) Such Credit Party agrees that the GE Parties shall be under no obligation and expressly waives the right to require the GE Parties:
(A) to marshall any assets in favor of such Credit Party, (B) to proceed first against any guarantor or any

Property of guarantor or against any collateral, (C) to enforce first any other guaranty obligations with respect to, or security for, the Liabilities or (D) to pursue any other remedy in the GE Parties' power that such Credit Party may or may not be able to pursue itself and that may lighten such Credit Party's burden, any right to which such Credit Party hereby expressly waives.

     10.7  Severability.  Wherever possible, each provision of this Agreement
           ------------
shall be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective only to the extent of such provision and the remaining provisions of this Agreement shall remain unaffected and in full force and effect, and such prohibition and invalidity in such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.8  Parties.  This Agreement shall be binding upon and shall inure to the
           -------
benefit of the respective successors and assigns of the GE Parties and the Credit Parties, including any trustee or interim trustee of any Credit Party appointed pursuant to Bankruptcy Code Section 1104 or Sections 701 and 702. The GE Parties are hereby specifically authorized to assign or sell any or all of their rights and obligations under this Agreement to any party without the prior written consent of the Credit Parties.

     10.9  Conflict of Terms.  The provisions of any other related agreement and
           -----------------
any schedule or exhibit thereto or to this Agreement are incorporated in this Agreement as if set forth in full by this reference. Except as otherwise provided in this Agreement by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement conflicts or is inconsistent with any provision in any other related agreement, the provision contained in this Agreement shall govern and control.

     10.10  Governing Law; Consent to Jurisdiction and Venue.  Except as
            ------------------------------------------------
otherwise expressly provided in any other related agreements in all respects, including all matters of construction, validity and performance, this Agreement and the Liabilities arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws and any applicable laws of the United States of America. EACH OF THE CREDIT PARTIES CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE, IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. Service of process on any of the parties hereto in any action arising out of or relating to any Agreement contemplated herein shall be effective if mailed to such party at the address listed in Section 10.12. Nothing herein shall preclude the parties hereto from bringing suit or taking other legal action in any other jurisdiction.

     10.11  MUTUAL WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION
            ---------------------------
WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT.

     10.12  Notice.  Except as otherwise provided herein, whenever it is
            ------
provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered (a) in person with receipt acknowledged, (b) by facsimile transmission, with receipt electronically confirmed during normal business hours of recipient, and with confirmation by mailing of, no later than one Business Day following such transmission, of a copy of such facsimile, by registered or certified mail, return receipt requested, postage prepaid or by overnight courier, (c) by registered or certified mail, return receipt requested, postage prepaid or by overnight courier or (d) by Federal Express or similar reliable overnight delivery service, addressed as follows:

            A.  If to GE Medical, at:

                    General Electric Company, acting through
                      GE Medical Systems
                    20825 Swenson Drive, Suite 100
                    Waukesha, Wisconsin  53186
                    Attention:  Investment Manager
                    Facsimile:  (414) 798-4528

            with a copy to:

                    McDermott, Will & Emery
                    2049 Century Park East, 34th Floor
                    Los Angeles, California  90067
                    Attention:  Ira J. Rappeport, Esq.
                    Facsimile:  (310) 277-4730

            B.  If to GE Capital, at:

                    General Electric Capital Corporation
                      c/o General Electric Company, acting through
                     GE Medical Systems
                    20825 Swenson Drive, Suite 100
                    Waukesha, Wisconsin  53186
                    Attention:  Finance Manager
                    Facsimile:  (414) 798-4528

            with a copy to:

                    McDermott, Will & Emery
                    2049 Century Park East, 34th Floor
                    Los Angeles, California  90067
                    Attention:  Ira J. Rappeport, Esq.
                    Facsimile:  (310) 277-4730

            C.  If to InSight, at:

                    InSight Health Services Corp.
                    ________________________________
                    ________________________________

            D.  If to AHS, at:

                    American Health Services Corp.
                    4440 Von Karman, Suite 320
                    Newport Beach, California  92660
                    Attention:  Chief Financial Officer
                    Facsimile: (714) 851-4488

            with a copy to:

                    Arent Fox Kintner Plotkin & Kahn
                    Washington Square
                    1050 Connecticut Avenue, N.W.
                    Washington, DC  20036
                    Attention:  Gerald P. McCartin, Esq.
                    Facsimile:  (202) 857-6395

            E.   If to MHC, at:

                    Maxum Health Corp.
                    14850 Quorum Drive, Suite 400
                    Dallas, Texas  75240
                    Attention:  Chief Executive Officer
                    Facsimile:  (214) 960-7322
            with a copy to:

                    Storey, Armstrong, Steger & Martin
                    4600 Fountain Place
                    1445 Ross Avenue
                    Dallas, Texas  75201
                    Attn:  Stephen C. Morton, Esq.
                    Facsimile:  (214) 855-6853

            F.   If to MTS Enterprises, Inc., at:

                    MTS Enterprises, Inc.
                    14850 Quorum Drive, Suite 400
                    Dallas, Texas  75240
                    Attention:  Chief Executive Officer
                    Facsimile:  (214) 960-7322

            with a copy to:

                    Storey, Armstrong, Steger & Martin
                    4600 Fountain Place
                    1445 Ross Avenue
                    Dallas, Texas  75201
                    Attn:  Stephen C. Morton, Esq.
                    Facsimile:  (214) 855-6853

            G.   If to Quest Financial Services, Inc., at:

                    Quest Financial Services, Inc.
                    14850 Quorum Drive, Suite 400
                    Dallas, Texas  75240
                    Attention:  Chief Executive Officer
                    Facsimile:  (214) 960-7322

            with a copy to:

                    Storey, Armstrong, Steger & Martin
                    4600 Fountain Place
                    1445 Ross Avenue
                    Dallas, Texas  75201
                    Attn:  Stephen C. Morton, Esq.
                    Facsimile:  (214) 855-6853

            H.   If to Maxum Health Services Corp., at:

                    Maxum Health Services Corp.
                    14850 Quorum Drive, Suite 400
                    Dallas, Texas  75240
                    Attention:  Chief Executive Officer
                    Facsimile:  (214) 960-7322
            with a copy to:

                    Storey, Armstrong, Steger & Martin
                    4600 Fountain Place
                    1445 Ross Avenue
                    Dallas, Texas  75201
                    Attn:  Stephen C. Morton, Esq.
                    Facsimile:  (214) 855-6853

            I.   If to Maxum Health Corp., at:

                    Maxum Health Corp.
                    14850 Quorum Drive, Suite 400
                    Dallas, Texas  75240
                    Attention:  Chief Executive Officer
                    Facsimile:  (214) 960-7322

            with a copy to:

                    Storey, Armstrong, Steger & Martin
                    4600 Fountain Place
                    1445 Ross Avenue
                    Dallas, Texas  75201
                    Attn:  Stephen C. Morton, Esq.
                    Facsimile:  (214) 855-6853

            J.   If to MTS Enterprises, Inc., at:

                    MTS Enterprises, Inc.
                    14850 Quorum Drive, Suite 400
                    Dallas, Texas  75240
                    Attention:  Chief Executive Officer
                    Facsimile:  (214) 960-7322

or to such other addresses or facsimile transmission number as any party may designate for itself by like notice. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered with receipt acknowledged or sent by facsimile with receipt electronically confirmed during normal business hours of recipient, the next Business Day after deposit with Federal Express or five Business Days after deposit in the United States mail, registered or certified. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the Persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     10.13  Indemnification.  In addition to any other amounts payable by Credit
            ---------------
Parties under this Agreement and the other Restructuring Documents, each of the Credit Parties hereby agrees to protect, indemnify, pay and hold harmless the GE Parties and their respective directors, officers and employees from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees and expenses of counsel) (a) that any of the GE Parties may incur or be subject to as a consequence, directly or indirectly, of
(i) consummation of the transactions contemplated hereby, (ii) any breach by such Credit Party of any warranty, covenant, term or condition in, or the occurrence of any Event of Default under, this Agreement or any other Restructuring Document, including, without limitation, all reasonable fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default and (iii) involvement in any legal suit, investigation, proceeding, inquiry or action as to which any of the GE Parties is involved as a consequence, directly or indirectly, of the consummation of the transactions contemplated hereby, the holding or owning of any Collateral by any of the GE Parties, the GE Parties' execution of this Agreement and any other Restructuring Document to which any of them is a party or any other event or transaction contemplated by any of the foregoing, except for any claims, demands, liabilities, damages, losses, charges and expenses which are caused by any of the GE Parties or the gross negligence or willful misconduct of any of the GE Parties and (ii) that are related to any claims, actions or proceedings which may be asserted against any of the GE Parties in connection with the transactions contemplated by this Agreement. The obligations of the Credit Parties under this Section 10.13 shall survive the termination of this Agreement. In furtherance and not in limitation hereof, the GE Parties may accept documents that appear on their face to be in order, without responsibility for further investigation, except if any of the GE Parties has received any notice or information to the contrary.

     10.14  Acquisition Loans to InSight.  The GE Parties may, in their sole and
            ----------------------------
absolute discretion, provide on a case-by-case basis financial accommodations to InSight to finance the acquisition of Persons that will assist InSight in meeting its business plan, subject to satisfaction of all terms and conditions customarily required for such financing, including, without limitation, prior approval of the boards of directors of the GE Parties and satisfactory completion of due diligence.

     10.15  Section Titles and Table of Contents.  The section titles and the
            ------------------------------------
Table of Contents contained in this Agreement are merely for convenience and shall be without substantive meaning or content, and are not a part of the Agreement between the parties hereto.

     10.16  Counterparts.  This Agreement may be executed in two or more
            ------------
counterparts, each of which shall be an original, all of which taken together shall be deemed to constitute one and the same agreement.

     10.17  Integration.  This Agreement, together with the other Restructuring
            -----------
Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Each Restructuring Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     10.18  Confidentiality and Publicity.
            -----------------------------

            (a) Each party hereto shall, except as required by law, treat all information regarding the other parties hereto obtained in connection with the negotiation and consummation of the transactions contemplated by this Agreement and the other Restructuring Documents as confidential and shall not use any such information in any manner other than in connection with such transactions; provided, however, that such confidentiality obligation shall not apply to
- --------  -------
information by any party (the "Disclosing Party") with respect to any other party hereto (the "Subject Party") that (i) is or becomes generally available to the public other than as a result of a disclosure by the Disclosing Party, (ii) was available to the Disclosing Party on a nonconfidential basis prior to the disclosure by the Subject Party or (iii) becomes available to the Disclosing Party on a nonconfidential basis from a person or entity (other than the Subject Party) which is not otherwise bound by a confidentiality agreement with the Subject Party.

            (b) Unless otherwise required by law, none of the parties hereto shall, without the prior written consent of the other parties hereto, disclose to any Person (other than those actively and directly participating in the transactions contemplated by this Agreement and the other Restructuring Documents) of the terms, conditions or acts relating thereto (including the fact that discussions are taking place with respect to such transactions or the status thereof), or the fact that confidential information has been made available thereto. In the event that any of the parties hereto is required by law to make any disclosure otherwise prohibited under this Section 10.18, such party shall provide to the other parties hereto advance written notice of such required disclosure (including with such advance written notice the text of such required disclosure) at least two business days prior to such required disclosure.

     IN WITNESS WHEREOF, the parties hereto have entered into and executed this Agreement as of the day and year first specified above.

                              GENERAL ELECTRIC COMPANY, acting through GE
                              Medical Systems


                              By:_________________________________________

                              GENERAL ELECTRIC CAPITAL CORPORATION
                              By:  GENERAL ELECTRIC COMPANY,
                                   acting through GE Medical
                                   Systems, as Attorney-in-Fact


                                   By: ___________________________________

                              INSIGHT HEALTH SERVICES CORP.


                              By: ________________________________________

                              AMERICAN HEALTH SERVICES CORP.


                              By: ________________________________________

                              MAXUM HEALTH CORP.


                              By:_________________________________________

                              MTS ENTERPRISES, INC.


                              By:_________________________________________

                              MAXUM HEALTH SERVICES CORP.


                              By:_________________________________________

                              QUEST FINANCIAL SERVICES, INC.


                              By:_________________________________________